UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

SOLID BIOSCIENCES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED APRIL 10, 2026

500 Rutherford Avenue, 3rd Floor

Charlestown, Massachusetts 02129

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To be held on June 10, 2026

Dear Stockholders,

You are cordially invited to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Solid Biosciences Inc., which will be held on Wednesday, June 10, 2026 at 8:00 a.m., Eastern Time. The Annual Meeting will be held in a virtual-only format, solely by means of remote communication, to consider and vote upon the following proposals:

1.
The election of three Class II Directors, Clare Kahn, Adam Stone and Lynne Sullivan, to our Board of Directors (the “Board of Directors” or the “Board”), each to serve until the 2029 annual meeting of stockholders and until the election and qualification of his or her successor;
2.
The ratification of the appointment of Ilan Ganot, on an advisory basis, to our Board of Directors as a Class I Director, to hold office until the 2028 annual meeting of stockholders;
3.
The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
4.
The approval of an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from 240,000,0000 to 480,000,000;
5.
The approval of an advisory vote on executive compensation; and
6.
The transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Stockholders will be able to attend the Annual Meeting only via the webcast and will not be able to attend the Annual Meeting in person. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world. We have designed the format of the Annual Meeting to provide stockholders the same rights and opportunities to participate as they would at an in-person meeting.

Our Board has fixed the close of business on April 16, 2026 as the record date (the “Record Date”) for the purpose of determining the stockholders who are entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment of that meeting. Stockholders of record at the close of business on the Record Date can attend the Annual Meeting, including to vote their shares and ask questions, by accessing http://www.virtualshareholdermeeting.com/SLDB2026 shortly prior to the scheduled start of the meeting and entering the 16-digit control number included on your proxy card, voting instruction form or notice of availability of proxy materials.

The rules and procedures applicable to the Annual Meeting will be available for the participating stockholders of record at http://www.virtualshareholdermeeting.com/SLDB2026.

We are pleased to take advantage of Securities and Exchange Commission (“SEC”) rules that allow companies to furnish their proxy materials over the Internet. On or about April [●], 2026, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of our proxy materials and our 2025 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The Notice contains instructions on how to access those documents and to cast your vote via the Internet or by telephone. The Notice also contains instructions on how to request a paper copy of our proxy materials and our 2025 Annual Report to Stockholders. All stockholders who do not receive a Notice will receive a paper copy of the proxy materials and the 2025 Annual Report to Stockholders by mail. This process allows us to provide our stockholders with the information they need on a timelier basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

Your vote is very important. Whether or not you plan to attend the Annual Meeting online, please vote your shares by proxy as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. You may vote electronically at the meeting, by telephone, online, or by completing and returning a proxy card. We recommend you vote by proxy in advance of the meeting even if you plan to participate in the virtual meeting. You can always change your vote by voting electronically at the virtual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Alexander Cumbo

Alexander Cumbo

President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON JUNE 10, 2026:

This proxy statement, the accompanying proxy card or voting instruction form and our 2025 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are available for viewing, printing and downloading at: http://materials.proxyvote.com/83422E. These documents are also available to any stockholder who wishes to receive a paper copy by calling 1-800-579-1639 or emailing sendmaterial@proxyvote.com. The proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are also available on the SEC’s website at http://www.sec.gov.

Solid Biosciences Inc.

Proxy Statement

Page No.
INFORMATION CONCERNING SOLICITATION AND VOTING	1
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND PROPOSALS	2
PROPOSAL NO. 1—ELECTION OF CLASS II DIRECTORS	7
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF ILAN GANOT, ON AN ADVISORY BASIS, TO OUR BOARD OF DIRECTORS AS A CLASS I DIRECTOR, TO HOLD OFFICE UNTIL THE 2028 ANNUAL MEETING OF STOCKHOLDERS	11
CORPORATE GOVERNANCE	12
EXECUTIVE OFFICERS	22
EXECUTIVE COMPENSATION	24
PRINCIPAL STOCKHOLDERS	37
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	40
DELINQUENT SECTION 16(a) REPORTS	43
PROPOSAL NO. 3—RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026	44
PROPOSAL NO. 4—APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 240,000,000 TO 480,000,000	45
PROPOSAL NO. 5—ADVISORY VOTE ON EXECUTIVE COMPENSATION	47
HOUSEHOLDING	48
STOCKHOLDER PROPOSALS	49
OTHER MATTERS	50
APPENDIX A—AMENDMENT TO CERTIFICATE OF INCORPORATION	A-1

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement contains information about the Annual Meeting of Stockholders (the “Annual Meeting”) of Solid Biosciences Inc. (the “Company”) to be held on Wednesday, June 10, 2026 at 8:00 a.m., Eastern Time.

Our Board of Directors (the “Board of Directors” or the “Board”) has made this proxy statement and related materials available to you on the Internet, or at your request has delivered printed versions to you by mail, in connection with the solicitation of proxies by the Board of Directors for the Annual Meeting, and any adjournment or postponement of the Annual Meeting. If you requested printed versions of these materials by mail, they will also include a proxy card for the Annual Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners as of April 16, 2026. The mailing of the Notice to our stockholders is scheduled to begin on or about April [●], 2026.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the shares represented by the proxies will be voted in accordance with the recommendation of our Board with respect to each of the matters set forth in the Notice.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON JUNE 10, 2026:

This proxy statement, the accompanying proxy card or voting instruction form and our 2025 Annual Report to Stockholders are available at: http://materials.proxyvote.com/83422E.

You may obtain a copy of our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC, except for exhibits thereto, without charge upon written request to Solid Biosciences Inc., 500 Rutherford Avenue, 3rd Floor, Charlestown, Massachusetts 02129, Attention: Investor Relations. Exhibits will be provided upon written request and payment of an appropriate processing fee.

In this proxy statement, the terms “we,” “us,” “our,” and “the Company” refer to Solid Biosciences Inc. unless the context indicates otherwise.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND PROPOSALS

The following are some questions that you, as a holder of common stock of the Company, may have regarding the Annual Meeting and the proposals and brief answers to such questions. We urge you to carefully read this entire proxy statement and the documents referred to in this proxy statement because the information in this section does not provide all the information that may be important to you as a stockholder of the Company with respect to the proposals.

When and where will the Annual Meeting take place?

The Annual Meeting will be held on Wednesday, June 10, 2026 at 8:00 a.m., Eastern Time. The Annual Meeting will be held via the Internet at a webcast at http://www.virtualshareholdermeeting.com/SLDB2026. As always, we encourage you to vote your shares prior to the Annual Meeting regardless of whether you intend to attend virtually via the webcast.

What proposals are the stockholders being asked to consider?

At the Annual Meeting, you will be asked to vote upon:

1.
The election of three Class II Directors, Clare Kahn, Adam Stone and Lynne Sullivan (the “Director Nominees”), to our Board of Directors, each to serve until the 2029 annual meeting of stockholders and until the election and qualification of his or her successor (“Proposal No. 1”);
2.
The ratification of the appointment of Ilan Ganot, on an advisory basis, to our Board of Directors as a Class I Director, to hold office until the 2028 annual meeting of stockholders (“Proposal No. 2”);
3.
The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal No. 3”);
4.
The approval of an amendment to our Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of our common stock from 240,000,000 to 480,000,000 (“Proposal No. 4”);
5.
The approval of an advisory vote on executive compensation (“Proposal No. 5”); and
6.
The transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

What are the recommendations of the Board?

The Board unanimously recommends that the stockholders vote:

“FOR” the election of each of the Director Nominees;

“FOR” the ratification of the appointment of Ilan Ganot, on an advisory basis, to our Board of Directors as a Class I Director, to hold office until the 2028 annual meeting of stockholders;

“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

“FOR” the approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 240,000,000 to 480,000,000; and

“FOR” the approval of the advisory vote on executive compensation.

Are there other matters to be voted on at the Annual Meeting?

We do not know of any matters that may come before the Annual Meeting other than Proposals No. 1, 2, 3, 4 and 5. If any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy card intend to vote, or otherwise act, in accordance with their best judgment on the matter.

What is the Record Date for the Annual Meeting?

Holders of our common stock as of the close of business on April 16, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting.

Who can vote at the Annual Meeting?

Stockholders who owned shares of our common stock on the Record Date may attend and vote at the Annual Meeting. There were [●] shares of our common stock outstanding on the Record Date. All shares of common stock have one vote per share and vote together as a single class.

What is the proxy card?

The proxy card enables you to appoint Alexander Cumbo, Kevin Tan and David Tyronne Howton as your proxies at the Annual Meeting. By completing and returning or submitting the proxy card as described herein or in the Notice, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting online, we recommend completing and returning or submitting your proxy card before the Annual Meeting date in the event your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a bank, broker or other nominee, rather than holding their shares in their own name. As summarized below, there are some distinctions between shares held of record and those beneficially owned.

•
Stockholders of Record. If your shares are held in your own name, you are a stockholder of record. If you are a stockholder of record and do not vote over the Internet, by phone or by mailing your proxy card, your shares will not be voted unless you attend the Annual Meeting and vote your shares electronically at the Annual Meeting. If you are a stockholder of record and you submit a proxy card without giving specific voting instructions on one or more matters listed in the Notice, your shares will be voted as recommended by our Board on such matters, and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.
•
Beneficial Owners of Shares Held in Street Name. If your shares are held through a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name.” If you are a beneficial owner of shares held in street name and do not vote over the Internet, by phone or by mailing your proxy card, under the rules of various securities exchanges, the bank, broker or other nominee that holds your shares may generally vote your shares on “discretionary” matters in the absence of voting instructions from you, but they cannot vote your shares on “non-discretionary” matters. Of the matters to be voted on at the Annual Meeting, we expect the only proposals on which banks, brokers and other nominees will have discretionary voting authority are the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 3) and the approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 240,000,000 to 480,000,000 (Proposal No. 4). The election of our Director Nominees (Proposal No. 1), the advisory vote on the ratification of the appointment of a Class I Director (Proposal No. 2), and the advisory vote on executive compensation (Proposal No. 5) are considered “non-discretionary” matters.

A “broker non-vote” results on a matter when your bank, broker or other nominee returns a proxy but does not vote on a particular proposal because it does not have discretionary authority to vote on that proposal and has not received voting instructions from you.

How do I virtually attend the Annual Meeting?

We will host the Annual Meeting live online via webcast. You may attend the Annual Meeting live online by visiting http://www.virtualshareholdermeeting.com/SLDB2026. The live audio webcast will start at 8:00 a.m. Eastern time on Wednesday, June 10, 2026. Online access to the audio webcast will open 10 minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. To be admitted to the virtual Annual Meeting, you will need to log-in at http://www.virtualshareholdermeeting.com/SLDB2026 using the 16-digit control number included on your proxy card, voting instruction form or Notice. You are entitled to participate in the Annual Meeting only if you were a stockholder as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting.

Beginning 10 minutes prior to, and during, the Annual Meeting, we will have support available to assist stockholders with any technical difficulties in accessing or hearing the virtual meeting. If you encounter any difficulty accessing the Annual Meeting or during the Annual Meeting, please call the support team at the numbers listed on the web portal at the time of the Annual Meeting.

How do I submit a question at the Annual Meeting?

You will be able to submit your questions prior to and during the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/SLDB2026. Our Annual Meeting will be governed by our Rules of Conduct and Procedures, which will be posted at http://www.virtualshareholdermeeting.com/SLDB2026 during the Annual Meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics and rules for how questions and comments will be recognized. We will answer appropriate questions that are pertinent to the Company and the matters to be voted on by the stockholders at the Annual Meeting. Because time is limited at the Annual Meeting, we may not be able to answer all questions that are submitted. To promote fairness, efficiently use the Company’s resources and better address all stockholder questions, we will limit each stockholder to one question, which should be succinct and should cover only one topic. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together.

May I see a list of stockholders entitled to vote as of the Record Date?

A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the meeting for a period of 10 days ending on the day before June 10, 2026. If you wish to view this list, please contact our secretary at Solid Biosciences Inc., 500 Rutherford Avenue, 3rd Floor, Charlestown, Massachusetts 02129 or (617) 337-4680.

How do I vote?

Stockholders have four voting options. You may vote using any of the following methods:

1.
Internet. To vote on the Internet, please go to the following website: www.proxyvote.com and follow the instructions at that site for submitting your proxy electronically.
2.
Telephone. To vote by telephone, please call 1-800-690-6903 and follow the instructions provided on the proxy card.
3.
Mail. If you requested or received a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the Annual Meeting in the envelope provided.
4.
Online during the Annual Meeting. You may vote your shares online while virtually attending the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/SLDB2026. You will need your 16-digit control number included on your proxy card in order to be able to vote during the Annual Meeting. Even if you plan to attend the Annual Meeting online, we urge you to vote your shares by proxy in advance of the Annual Meeting so that if you should become unable to attend the Annual Meeting online your shares will be voted as directed by you.

Telephone and Internet voting for stockholders of record will be available up until 11:59 p.m., Eastern Time, on June 9, 2026, and mailed proxy cards must be received by June 9, 2026 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.

What is the quorum required for the Annual Meeting?

The representation online or by proxy of holders of at least a majority of the issued and outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented online at the meeting. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present at the Annual Meeting. If a quorum is not present, we expect to adjourn the Annual Meeting until a quorum is obtained.

Assuming that a quorum is present, what vote is required to approve the proposals to be voted upon at the Annual Meeting and how are votes counted?

1.
Proposal No. 1. The election of each Director Nominee requires the affirmative vote of a plurality of votes cast “FOR” the applicable seat on the Board of Directors. The three Director Nominees to receive the highest number of votes FOR election will be elected as Class II directors. Proposal No. 1 is considered a non-discretionary matter. If your shares are held in “street name” and you do not instruct your bank, broker or other nominee how to vote with respect to Proposal No. 1, your bank, broker or other nominee may not vote with respect to Proposal No. 1 and your shares will be counted as “broker non-votes.” Votes withheld and broker non-votes will not be counted as votes cast or voted on Proposal No. 1. Accordingly, votes withheld and broker non-votes will have no effect on the voting on Proposal No. 1.
2.
Proposal No. 2. The ratification of the appointment of Ilan Ganot as a Class I Director, on an advisory basis, requires the affirmative vote of a majority of the shares present online or represented by proxy at the Annual Meeting. Proposal No. 2 is considered a non-discretionary matter. If your shares are held in “street name” and you do not instruct your bank, broker or other nominee how to vote with respect to Proposal No. 2, your bank, broker or other nominee may not vote with respect to Proposal No. 2 and your shares will be counted as “broker non-votes.” Broker non-votes will have the same effect as a vote AGAINST this proposal. If you vote to ABSTAIN on Proposal No. 2, your shares will not be voted FOR or AGAINST the proposal, which has the same effect as a vote AGAINST the proposal.
3.
Proposal No. 3. The ratification of the appointment of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the shares present online or represented by proxy at the Annual Meeting. If your shares are held in “street name,” we expect that your bank, broker or other nominee will be able to exercise discretionary authority to vote on this matter in the absence of voting instructions from you. If your bank, broker or other nominee exercises this discretionary authority, no broker non-votes are expected to occur in connection with Proposal No. 3. To the extent there are any broker non-votes, a broker non-vote will have the same effect as a vote AGAINST the proposal. If you vote to ABSTAIN on Proposal No. 3, your shares will not be voted FOR or AGAINST the proposal, which has the same effect as a vote AGAINST the proposal.
4.
Proposal No. 4. The approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 240,000,000 to 480,000,000 requires the affirmative vote of a majority of the votes cast by the stockholders entitled to vote thereon at the Annual Meeting. If your shares are held in “street name,” we expect that your bank, broker or other nominee will be able to exercise discretionary authority to vote on this matter in the absence of voting instructions from you. If your bank, broker or other nominee exercises this discretionary authority, no broker non-votes are expected to occur in connection with Proposal No. 4. To the extent there are any broker non-votes, a broker non-vote will have no effect on the voting on the proposal. If you vote to ABSTAIN on Proposal No. 4, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. As a result, a vote to ABSTAIN will have no effect on the voting on Proposal No. 4.
5.
Proposal No. 5. The approval of the advisory vote on executive compensation requires the affirmative vote of a majority of the shares present online or represented by proxy at the Annual Meeting. Proposal No. 5 is considered a non-discretionary matter. If your shares are held in “street name” and you do not instruct your bank, broker or other nominee how to vote with respect to Proposal No. 5, your bank, broker or other nominee may not vote with respect to Proposal No. 5 and your shares will be counted as “broker non-votes.” Broker non-votes will have the same effect as a vote AGAINST this proposal. If you vote to ABSTAIN on Proposal No. 5, your shares will not be voted FOR or AGAINST the proposal, which has the same effect as a vote AGAINST the proposal. As described in more detail in Proposal No. 5, because Proposal No. 5 is non-binding, our Board of Directors may decide that it is in our and our stockholders’ best interests to compensate our named executive officers in an amount or manner that differs from that which is approved by our stockholders.

What does it mean if I received more than one proxy card or Notice?

If your shares are registered differently or in more than one account, you will receive more than one proxy card or Notice. To make certain all of your shares are voted, please follow the instructions included on the Notice on how to access each proxy card and vote each proxy card by telephone or through the Internet. If you requested or received paper proxy materials by mail, please complete, sign and return each proxy card to ensure that all of your shares are voted.

What happens if I don’t indicate how to vote my proxy?

If you just sign or submit your proxy card without providing further instructions, your shares will be counted as a vote “FOR” the election of each of the Director Nominees and as a vote “FOR” each of Proposals No. 2, 3, 4 and 5.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•
sending us a written notice to 500 Rutherford Avenue, 3rd Floor, Charlestown, Massachusetts 02129, Attention: Secretary stating that you would like to revoke your proxy of a particular date;
•
voting again at a later time, but prior to the date of the Annual Meeting, via the Internet or telephone;
•
signing or submitting another proxy card with a later date and returning it prior to the Annual Meeting; or
•
attending the Annual Meeting online and voting during the Annual Meeting. Attending the Annual Meeting online will not alone revoke your Internet vote, telephone vote or proxy card submitted by mail, as the case may be.

Please note, however, that if your shares are held in street name by a bank, broker or other nominee, you must instruct your bank, broker or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the bank, broker or other nominee. If your shares are held in street name, and you wish to attend and vote at the Annual Meeting, you will need your 16-digit control number included on your proxy card or voting instruction form in order to demonstrate proof of beneficial ownership and to be able to vote during the Annual Meeting. Instructions on how to attend and participate online, including how to demonstrate proof of stock ownership, are posted at http://www.virtualshareholdermeeting.com/SLDB2026. Simply attending the Annual Meeting will not alone constitute a revocation of your proxy.

Who will bear the costs of the proxy solicitation?

We will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile, email, personal interviews and other means. In addition, we may also retain a proxy solicitation firm to solicit proxies in connection with the Annual Meeting at an anticipated cost of approximately $17,500, plus reimbursement of certain expenses and fees for additional services requested. If retained, proxies may be solicited by the proxy solicitation firm by mail, telephone, email and in person.

When will the voting results be announced?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1—ELECTION OF CLASS II DIRECTORS

Our Board is divided into three classes, with one class of our directors standing for election each year. Directors in each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires and hold office for a three-year term until the election and qualification of their successors and subject to their earlier death, resignation or removal. In accordance with our Certificate of Incorporation and bylaws, our directors may fill existing vacancies on the Board by appointment. The members of the classes are divided as follows:

•
the Class I Directors are Alexander Cumbo, Ilan Ganot and Sukumar Nagendran and their term will expire at the annual meeting of stockholders to be held in 2028;
•
the Class II Directors are Clare Kahn, Adam Stone and Lynne Sullivan and their term expires at the Annual Meeting; and
•
the Class III Directors are Martin Freed, Georgia Keresty and Ian Smith and their term expires at the annual meeting of stockholders to be held in 2027.

Our Certificate of Incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our Board. Our Certificate of Incorporation and bylaws also provide that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the votes that all our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by vote of a majority of our directors then in office.

Our Board, on the recommendation of our nominating and corporate governance committee, has nominated Clare Kahn, Adam Stone and Lynne Sullivan for election as Class II Directors at the Annual Meeting. Dr. Kahn, Mr. Stone and Ms. Sullivan are standing for re-election by the stockholders at this Annual Meeting. Each director that is elected at the Annual Meeting will be elected to serve for a three-year term that will expire at our annual meeting of stockholders to be held in 2029.

If no contrary indication is made, proxies in the accompanying form will be voted “FOR” Clare Kahn, Adam Stone and Lynne Sullivan or, in the event that any of these candidates is not a candidate or is unable to serve as a director at the time of election (which is not currently expected), for any nominee who is designated by our Board to fill the vacancy.

We have no formal policy regarding board diversity, but our corporate governance guidelines provide that the background and qualifications of the members of our Board considered as a group should provide a significant breadth of experience, knowledge, and ability to assist our Board in fulfilling its responsibilities. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business, understanding of the competitive landscape and adherence to high ethical standards. Certain individual skills and qualifications of our directors, which we believe contribute to the effectiveness of the Board as a whole, are described in this proxy statement.

Information Regarding Directors

The information set forth below as to the directors and Director Nominees, which includes their name and age as of April 1, 2026, has been furnished to us by the directors and Director Nominees.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

Nominees for Election to the Board

Term Expiring at the
2029 Annual Meeting of Stockholders, if elected at the Annual Meeting (Class II)

Name	Age	Position(s) Held
Clare Kahn, Ph.D.	74	Director
Adam Stone	46	Director
Lynne Sullivan	60	Director

Clare Kahn, Ph.D. has served as a member of our Board of Directors since March 2021 and has served as a consultant to us since June 2022. Dr. Kahn has served as R&D Strategy Officer at X-VAX Technology Inc. (“X-VAX”), a biotechnology company developing vaccines against pathogens acquired by mucosal infection such as herpes, since September 2019. She served as Chief Regulatory and Preclinical Development Officer at X-VAX from September 2018 to September 2019. Dr. Kahn has also been the president of Clare Kahn Pharma Consulting LLC, through which she provides consulting services on regulatory strategy since July 2016. Dr. Kahn was previously Vice President, Worldwide Regulatory Strategy, Global Innovative Pharma at Pfizer from January 2014 to June 2016 and Vice President, Worldwide Regulatory Strategy, Specialty Care Business at Pfizer from June 2010 to December 2013. Prior to Pfizer, she was Vice President of Regulatory Affairs for a variety of therapeutic areas including cardiovascular, metabolic, urology, oncology and vaccines at GlaxoSmithKline from 1999 to 2010. Dr. Kahn has a Ph.D. in Biochemical Pharmacology from The Royal Postgraduate Medical School, London and served as Assistant Professor of Pharmacology and of Pathology and Laboratory Medicine at The University of Pennsylvania from 1981 to 1985. Dr. Kahn is qualified to serve on our Board of Directors because of her extensive leadership experience and her experience working in the healthcare sector.

Adam Stone has served as a member of our Board of Directors since November 2015. Mr. Stone is currently the Chief Investment Officer of Perceptive Advisors, a life sciences focused investing firm, where he has worked since 2006. Since July 2021 and February 2021, respectively, Mr. Stone has served as a director and Chief Executive Officer Perceptive Capital Solutions Corp. Mr. Stone is currently a member of the Board of Directors of Immatics N.V., a public biopharmaceutical company, and LianBio and Xontogency LLC, both private companies, and he previously served as a member of the Board of Directors of Renovia Inc. and Prometheus Biosciences, Inc. Mr. Stone received a B.A. in molecular biology from Princeton University. Mr. Stone is qualified to serve on our Board of Directors because of his extensive experience developing early-stage biotech and healthcare companies.

Lynne Sullivan has served as a member of our Board of Directors since November 2015. Ms. Sullivan served as the Chief Financial Officer for UNITY Biotechnology, Inc., a biotechnology company, from August 2020 to July 2025. Prior to that, Ms. Sullivan served as the Chief Financial Officer for Compass Therapeutics, LLC (“Compass”), a biotechnology company, from December 2018 to August 2019. Prior to Compass, Ms. Sullivan served as Biogen Inc.’s senior vice president of Finance from 2016 to December 2018, where she also served as vice president of Tax and Corporate Finance from February 2015 to March 2016 and vice president of Tax from April 2008 to February 2015. Ms. Sullivan previously served as a member of the Board of Directors of Inozyme Pharma, Inc., a public biopharmaceutical company, and BiomX Inc. She received an M.S. in Taxation from Bentley University and a B.S.B.A. from Suffolk University. Ms. Sullivan was a Certified Public Accountant for over 20 years. Ms. Sullivan is qualified to serve on our Board of Directors because of her extensive experience in public accounting and financial expertise and her experience working in the healthcare sector.

Members of the Board Continuing in Office

Term Expiring at the

2028 Annual Meeting of Stockholders (Class I)

Name	Age	Position(s) Held
Alexander Cumbo	55	President, Chief Executive Officer and Director
Ilan Ganot	52	Co-Founder and Director
Sukumar Nagendran, M.D.	60	Director

Alexander Cumbo has served as our President and Chief Executive Officer and as a director since December 2022. Prior to that, Mr. Cumbo served as the President and Chief Executive Officer and as a director of AavantiBio, Inc. (“AavantiBio”), a gene therapy company, from October 2020 to December 2022, when we acquired AavantiBio. From January 2013 to October 2020, Mr. Cumbo held positions of increasing responsibility at Sarepta Therapeutics, Inc. (“Sarepta”), a precision genetic medicine company, ultimately serving as Executive Vice President, Chief Commercial Officer. From 2011 to 2013, Mr. Cumbo served as Vice President of Sales and Treatment Education for Vertex Pharmaceuticals Incorporated , a biotechnology company (“Vertex”), launching Incivek, a treatment for hepatitis C, and from 2010 to 2011, he served as area director for Vertex. Prior to Vertex, Mr. Cumbo served in multiple commercial roles supporting the HIV, HBV and cardiovascular franchises at Gilead Sciences, Inc., a biopharmaceutical company. Mr. Cumbo has served on the Board of Directors of Climb Bio, Inc. since March 2025, and the Board of Directors of Vor Biopharma Inc. since July 2025. Mr. Cumbo previously served on the Board of Directors of RA Pharmaceuticals, Inc., a clinical stage biopharmaceutical company acquired by UCB, Brussels, from November 2018 to April 2020 and Verve Therapeutics Inc., a biopharmaceutical company acquired by Eli Lilly, from June 2022 to July 2025. Mr. Cumbo received a Bachelor of Science in Laboratory Technology from Auburn University. Mr. Cumbo is qualified to serve on our Board of Directors based on his extensive and broad range of experience in the biopharmaceutical industry and his deep knowledge of our company as our Chief Executive Officer.

Ilan Ganot is one of our founders and has served as a member of our Board of Directors since our inception in 2013. He also served as our Chief Executive Officer from 2013 to December 2022 and as our President from June 2018 to December 2022. From December 2022 to December 2023, Mr. Ganot assisted with the transition of his duties to Mr. Cumbo and provided other consulting and advisory services, as requested from time to time by us. Mr. Ganot is currently the Chief Executive Officer and a member of the Board of Alesta Therapeutics, a biotechnology company focused on the development of innovative therapies for rare diseases. Mr. Ganot is also a member of the Board of Directors of Minovia Therapeutics, a biotechnology company. Previously, Mr. Ganot served as an investment banker at JPMorgan Chase & Co., Nomura Securities Co., Ltd., and Lehman Brothers. Mr. Ganot received his MBA from London Business School and holds law and business degrees from Reichman University in Herzliya, Israel. Mr. Ganot also practiced corporate law in Israel and was a Captain in the Israeli Defense Forces. He is qualified to serve on our Board of Directors because of his personal dedication to improving treatments available for Duchenne patients, his extensive leadership experience and his extensive knowledge of our company based on his previous role as our Chief Executive Officer.

Sukumar Nagendran, M.D. has served as a member of our Board of Directors since September 2018. Since December 2022, Dr. Nagendran has served as President, Head of Research and Development at Taysha Gene Therapies, Inc., a gene therapy company, and he has served as a member of their Board of Directors since July 2020. Prior to that, he was the Chief Medical Officer and President of Research and Development at Jaguar Gene Therapy, a biotechnology company (“Jaguar”), from February 2020 to December 2022. Prior to Jaguar, Dr. Nagendran was Chief Medical Officer and Senior Vice President of AveXis Inc., a clinical-stage gene therapy company (“AveXis”), from September 2015 to July 2018, prior to the company’s acquisition by Novartis Pharmaceuticals Corporation (“Novartis”). Prior to AveXis, Dr. Nagendran was Vice President of Medical Affairs of Quest Diagnostics, a provider of diagnostic information services, from March 2013 to September 2015. Prior to Quest Diagnostics, Dr. Nagendran held key leadership positions at Pfizer Inc. (“Pfizer”), Novartis, Daiichi Sankyo, and Reata Pharmaceuticals. Prior to moving to the biotech industry, Dr. Nagendran practiced internal medicine, with a focus on diabetes and cardiovascular disease. He is a Mayo Alumni Laureate and founding member of the Robert Wood Johnson Legacy Society. He is also the sponsor for the Fonseca-Nagendran Scholar award at the American Diabetes Association to enhance research in minority populations. Dr. Nagendran currently serves on the Board of Directors of SalioGen Therapeutics. Dr. Nagendran received his undergraduate degree in Biochemistry from Rutgers University and his M.D. from Rutgers Medical School and trained in Internal Medicine at Mayo Clinic, Rochester. Dr. Nagendran is qualified to serve on our Board of Directors because of his extensive leadership experience and his experience working in the healthcare sector.

Term Expiring at the

2027 Annual Meeting of Stockholders (Class III)

Name	Age	Position(s) Held
Martin Freed, M.D.	65	Director
Georgia Keresty, Ph.D.	64	Director
Ian F. Smith	60	Executive Chairman of the Board of Directors

Martin Freed, M.D., F.A.C.P. has served as a member of our Board of Directors since June 2018. Dr. Freed has served as an independent consultant to several private pharmaceutical, biotechnology, and healthcare companies, specializing in clinical and general pharmaceutical development and clinical and regulatory strategy since February 2015. He co-founded and served as Chief Medical Officer of Civitas Therapeutics, Inc., a biopharmaceutical company acquired by Acorda Therapeutics, Inc., from

December 2010 to October 2014, and as Senior Vice President, Clinical Development of Acorda Therapeutics, Inc. from October 2014 to January 2015. He has also served as Chief Medical Officer at Adnexus Therapeutics, Inc. (acquired by Bristol-Myers Squibb) and Vitae Pharmaceuticals, Inc. Dr. Freed spent nearly 14 years at GlaxoSmithKline and its predecessor, SmithKline Beecham Pharmaceuticals or SmithKline Beecham, where he served numerous roles including vice president, clinical development and medical affairs in the metabolism therapeutic area. Dr. Freed currently serves on the Board of Directors for Avilar Therapeutics, Inc. He previously served on the Board of Directors for Sojournix, Inc., Dicerna Pharmaceuticals and Intekrin Therapeutics. Dr. Freed has been Board Certified in Internal Medicine, Nephrology and Clinical Pharmacology. He performed his internal medicine residency at Temple University Hospital and nephrology fellowship at Yale-New Haven Hospital. A Fellow of the American College of Physicians, Dr. Freed received a B.S. with distinction in biology from the University of Delaware and an M.D. from Pennsylvania State University’s College of Medicine. Dr. Freed is qualified to serve on our Board of Directors because of his extensive leadership experience, his public company board experience and his experience working in the healthcare sector.

Georgia Keresty, Ph.D., M.PH. has served as a member of our Board of Directors since March 2021. Dr. Keresty served as the Chief Operating Officer at Volnay Therapeutics, a biotechnology start-up company, from March 2023 to November 2024. Prior to this role, Dr. Keresty served as a senior advisor to Takeda R&D in 2021 and was their R&D Chief Operating Officer from 2017 to 2020. From 2003 to 2017 and from 1997 to 1999, she was an executive at Johnson & Johnson. From 1999 to 2003 and from 1983 to 1997, she held roles at Bristol-Myers Squibb Company and Novartis, respectively. Dr. Keresty holds BSc degrees in Chemical Engineering and Computer Science from Clarkson University and Ramapo College of New Jersey, an M.S. degree in Information Systems from Pace University, an MBA in Operations Management from Rutgers University, a Ph.D. in Operations Management from Rutgers University, and an MPH in Global Health Leadership from the University of Southern California. Dr. Keresty currently serves on the Board of Directors of Intellia Therapeutics, Inc. Dr. Keresty previously served on the Board of Directors of Aspen Technology, Inc. and Commissioning Agents, Inc. Dr. Keresty is also an NACD Board Leadership Fellow and Directorship Certified® since September 2020 and earned an NACD CERT Certificate in Cyber-Risk Oversight in January 2024. Dr. Keresty is qualified to serve on our Board of Directors because of her extensive leadership and governance experience, and her experience working in the healthcare sector.

Ian F. Smith is Executive Chairman of our Board of Directors and has served as a member of our Board of Directors since April 2020 and served as a consultant to us from February 2020 to December 2021. Mr. Smith is also the Chief Executive Officer and a member of the Board of Directors of Stoke Therapeutics, the Chairman of the Board of Directors of Rivus Pharmaceuticals, Inc., and a member of the Board of Directors of Foghorn Therapeutics Inc., Odyssey Therapeutics, Inc. and Alkeus Pharmaceuticals, Inc., which are all biotechnology companies. He is also a Senior Advisor to Bain Capital Life Sciences. Between 2001 and 2019, Mr. Smith served as Chief Financial Officer and then Chief Operating Officer at Vertex. He received a B.A. with honors in accounting and finance from Manchester Metropolitan University (UK). Mr. Smith is qualified to serve on our Board of Directors because of his more than 25 years of finance and broad operating experience for public companies in the biopharmaceutical industry.

PROPOSAL NO. 2—THE RATIFICATION OF THE APPOINTMENT OF ILAN GANOT, ON AN ADVISORY BASIS, TO OUR BOARD OF DIRECTORS AS A CLASS I DIRECTOR TO HOLD OFFICE UNTIL THE 2028 ANNUAL MEETING OF STOCKHOLDERS

Our Certificate of Incorporation requires that our Board of Directors be divided into three classes, as nearly equal in number as possible. In accordance with our Certificate of Incorporation and bylaws, our directors may fill existing vacancies (including vacancies as a result of a director resignation) on the Board by appointment and without a vote of the stockholders.

In order to ensure that the classes of directors be as nearly equal in number as possible, Ilan Ganot, a then-Class III Director (which class is up for election by our stockholders at the annual meeting of stockholders to be held in 2027), resigned from the Board of Directors effective at 4:00 p.m., Eastern Time, on April 10, 2026 (the “Ganot Resignation”). The Board of Directors, upon the recommendation of the nominating and corporate governance committee, simultaneously with the effectiveness of the Ganot Resignation, appointed Mr. Ganot to the Board of Directors as a Class I Director with a term that expires at the annual meeting of stockholders to be held in 2028. Because Mr. Ganot will move from Class III to Class I and therefore will not stand for re-election by our stockholders at the annual meeting of stockholders to be held in 2027, the nominating and corporate governance committee and the Board of Directors believe that, in keeping with our commitment to good corporate governance practices, it is appropriate for the appointment of Mr. Ganot as a Class I Director to be ratified by the stockholders in an advisory manner at the Annual Meeting. Therefore, the Board of Directors adopted a resolution to have our stockholders vote, on an advisory basis, to ratify the appointment of Mr. Ganot to the Board of Directors as a Class I Director.

This Proposal No. 2 is advisory and therefore is not binding on us or the Board of Directors. However, the Board and the nominating and corporate governance committee value the opinions of the stockholders. As such, if a majority of the shares present online or represented by proxy at the Annual Meeting do not approve the ratification of Mr. Ganot’s appointment to the Board of Directors as a Class I Director, the nominating and corporate governance committee will consider whether to ask Mr. Ganot to resign from the Board of Directors. If the nominating and corporate governance committee requests that Mr. Ganot resign from the Board of Directors, and if Mr. Ganot resigns and the Board of Directors accepts such resignation, Mr. Ganot will no longer be a member of the Board of Directors. In that case, the Board of Directors may appoint a replacement to fill the vacancy or decrease the number of directors to eliminate the vacancy. If the Board of Directors rejects such resignation, we will publicly disclose that decision and the rationale behind it.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ILAN GANOT, ON AN ADVISORY BASIS, TO THE BOARD OF DIRECTORS AS A CLASS I DIRECTOR TO HOLD OFFICE UNTIL THE 2028 ANNUAL MEETING OF STOCKHOLDERS

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that the Company is managed for the long-term benefit of our stockholders. This section describes key corporate governance practices that we have adopted. We have adopted a code of business conduct and ethics (the “Code of Conduct”), which applies to all of our officers, directors and employees, and corporate governance guidelines and charters for our audit committee, our compensation committee, our nominating and corporate governance committee and our clinical committee. We have posted copies of our Code of Conduct and corporate governance guidelines, as well as each of our committee charters, on the “Governance & Financials” section of the “Investors & Media” page of our website, www.solidbio.com, which you can access free of charge. Information contained on our website is not incorporated by reference in, or considered part of, this proxy statement. We will also provide copies of these documents as well as our other corporate governance documents, free of charge, to any stockholder upon written request to Solid Biosciences Inc., 500 Rutherford Avenue, 3rd Floor, Charlestown, Massachusetts 02129, Attention: Investor Relations.

Corporate Governance Guidelines

Our Board of Directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of the Company and our stockholders. These guidelines, which provide a framework for the conduct of our Board’s business, provide that:

•
our Board’s principal responsibility is to oversee the management of the Company;
•
except as may be otherwise permitted by Nasdaq listing standards, a majority of the members of our Board shall be independent directors;
•
the independent directors meet at least twice annually in executive session;
•
directors have full and free access to officers and employees of the Company;
•
our Board has the power to hire and consult with independent advisors;
•
new directors participate in an orientation program and directors may be expected to participate in continuing director education; and
•
our nominating and corporate governance committee will oversee an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively.

A copy of the corporate governance guidelines can be found on the “Governance & Financials” section of the “Investors & Media” page of our website at www.solidbio.com.

Director Independence

Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members must also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our Board of Directors has determined that all members of the Board of Directors, except Alexander Cumbo, are independent directors, as defined under applicable Nasdaq rules. In making such determinations, our Board of Directors considered the relationships that each director has with our Company and all other facts and circumstances that our Board of Directors deemed relevant in determining his or her independence, including the beneficial ownership of our common stock by each director. Mr. Cumbo is not an independent director under applicable rules because he is our President and Chief Executive Officer.

Our Board of Directors has determined that the composition of our committees currently complies with all applicable independence requirements of Nasdaq and the rules and regulations of the SEC.

Board Leadership Structure

It is the current policy of the Company that the positions of chief executive officer and chairman of the Board are held by different persons. Accordingly, our Board of Directors has appointed Mr. Smith as the chairman of the Board of Directors. Mr. Smith’s duties as chairman of the Board include the following:

•
meeting with any director who is not adequately performing his or her duties as a member of our Board of Directors or any committee;
•
facilitating communications between other members of our Board of Directors and the chief executive officer;
•
preparing or approving the agenda for each board meeting; and
•
determining the frequency and length of board meetings and recommending when special meetings of our Board of Directors should be held.

Our Board of Directors believes that having a leadership structure with separate roles of chairman and chief executive officer offers the following benefits:

•
supporting the oversight of the Company and enhancing our Board’s objective evaluation of our chief executive officer;
•
freeing the chief executive officer to focus on company operations instead of Board administration;
•
providing the chief executive officer with an experienced sounding board; and
•
providing greater opportunities for communication between stockholders and our Board of Directors.

Although the roles of chairman and chief executive officer are currently separate, our Board of Directors believes it is appropriate for our chief executive officer to serve as a member of our Board of Directors.

The Board’s Role in Risk Oversight

Our Board of Directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our Board of Directors and its committees is to oversee the risk management activities of management. Our Board of Directors fulfills this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices.

In general, our Board of Directors oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks; our audit committee oversees risk management activities related to financial controls, legal and compliance risks and cybersecurity risks; our compensation committee oversees risk management activities relating to our compensation policies and practices; our nominating and corporate governance committee oversees risk management activities relating to the composition of our Board of Directors and the committees thereof, corporate governance and management succession planning; and our clinical committee assists the Board’s oversight of clinical and regulatory-related activities. Oversight by the audit committee includes direct communication with our independent registered public accounting firm. Oversight by the compensation committee includes direct communication with our independent compensation consultants. Each committee reports to the full Board of Directors on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full Board of Directors discuss particular risks.

Board Meetings

Our Board met five times during fiscal year 2025, including telephonic and virtual meetings. During the year, each of our incumbent directors attended 75% or more of the combined total number of meetings of the Board and the committees on which he or she served.

Committees of the Board

We have four standing committees: the audit committee, the compensation committee, the nominating and corporate governance committee and the clinical committee. Each of these committees has a written charter approved by our Board. A copy of each charter can be found on the “Governance & Financials” section of the “Investors & Media” page of our website at www.solidbio.com.

Audit Committee

The members of our audit committee are Ms. Sullivan, Dr. Keresty and Mr. Stone, with Ms. Sullivan serving as chair of the audit committee. Our Board of Directors has determined that each of these individuals meets the independence requirements of the Sarbanes-Oxley Act, Rule 10A-3 under the Exchange Act, and the applicable listing standards of Nasdaq. Each member of our audit committee can read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements. In arriving at this determination, the Board of Directors has examined each audit committee member’s employment and other experience. Our Board of Directors has determined that Ms. Sullivan qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq listing rules. In making this determination, our Board of Directors has considered Ms. Sullivan’s formal education and previous experience in financial roles. Both our independent registered public accounting firm and management periodically meet privately with our audit committee. Our audit committee met four times during fiscal year 2025.

Our audit committee’s responsibilities include, among other things:

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appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
•
overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from that firm;
•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•
monitoring our internal control over financial reporting, disclosure controls and procedures and Code of Conduct;
•
overseeing our risk assessment and risk management policies;
•
overseeing cybersecurity risks;
•
establishing procedures for the receipt and retention of accounting related complaints and concerns;
•
meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;
•
reviewing and approving or ratifying any related person transactions;
•
reviewing on a periodic basis our investment policy; and
•
preparing the audit committee report required by SEC rules.

We believe that the composition and functioning of our audit committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq rules and regulations.

Compensation Committee

The members of our compensation committee are Dr. Keresty, Dr. Freed and Dr. Nagendran, with Dr. Keresty serving as chair of the compensation committee. Our Board of Directors has determined that each of these individuals is independent as defined under the applicable listing standards of Nasdaq, including the standards specific to members of a compensation committee. Our compensation committee met six times during fiscal year 2025.

Our compensation committee’s responsibilities include, among other things:

•
reviewing and approving, or making recommendations to our Board of Directors with respect to, the compensation of our chief executive officer and our other executive officers;
•
overseeing an evaluation of our senior executives;
•
overseeing and administering our cash and equity incentive plans;
•
reviewing and making recommendations to our Board of Directors with respect to director compensation;
•
reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent then required by SEC rules; and
•
preparing the compensation committee report if and to the extent then required by SEC rules.

We believe that the composition and functioning of our compensation committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq rules and regulations.

The compensation committee may delegate to one or more executive officers the power to grant options or other stock awards pursuant to our equity incentive plans to employees who are not directors or executive officers, subject to certain limitations. The compensation committee may also form and delegate its responsibilities to one or more subcommittees of the Board.

Our executive compensation program is administered by our compensation committee, subject to the oversight and approval of our full Board. Our compensation committee reviews our executive compensation practices on an annual basis and based on this review approves or, as appropriate, makes recommendations to our Board for approval of our executive compensation program. Our chief executive officer recommends annual executive salary increases, annual equity awards and bonuses, if any, for the other executive officers, which are then reviewed and approved or adjusted by the compensation committee.

In designing our executive compensation program, our compensation committee considers publicly available compensation data for national and regional companies in the biotechnology/pharmaceutical industry to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. In 2025, our compensation committee retained Radford, an AON Hewitt company, as its independent compensation consultant to provide comparative data on executive compensation practices in our industry and to advise on our executive compensation program generally. The compensation committee also retained Radford for recommendations and review of non-employee director compensation in 2025. Although our compensation committee considers the advice and recommendations of Radford as to our executive compensation program, our compensation committee ultimately makes their own decisions about these matters. In the future, we expect that our compensation committee will continue to engage independent compensation consultants to provide additional guidance on our executive compensation programs and to conduct further competitive benchmarking against a peer group of publicly traded companies.

Our director compensation program is administered by our Board with the assistance of the compensation committee. Our Board reviews our director compensation practices on an annual basis and may make adjustments to our director compensation program from time to time.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Mr. Stone, Dr. Kahn and Ms. Sullivan, with Mr. Stone serving as chair of the nominating and corporate governance committee. Our Board of Directors has determined that each of these individuals is independent as defined under the applicable listing standards of Nasdaq and SEC rules and regulations. Our nominating and corporate governance committee met one time during fiscal year 2025.

Our nominating and corporate governance committee’s responsibilities include, among other things:

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recommending to our Board of Directors the persons to be nominated for election as directors and to each of our Board’s committees;
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reviewing and making recommendations to our Board of Directors with respect to our board leadership structure;
•
reviewing and making recommendations to our Board of Directors with respect to management succession planning;
•
developing and recommending to our Board of Directors corporate governance guidelines; and
•
overseeing an annual evaluation of our Board of Directors.

We believe that the composition and functioning of our nominating and corporate governance committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq rules and regulations.

Clinical Committee

The members of our clinical committee are Dr. Freed, Dr. Kahn and Dr. Nagendran, with Dr. Freed serving as the chair of the clinical committee. Our clinical committee met six times during fiscal year 2025.

Our clinical committee’s responsibilities include, among other things:

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providing strategic and/or operational clinical development and regulatory advice and making recommendations to management of the Company, as applicable, regarding current and planned research and development programs;
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providing strategic and/or operation clinical and regulatory advice and guidance to management of the Company, as applicable, regarding advancement of clinical studies or programs; and
•
advising the Board, as requested, regarding potential clinical and/or regulatory issues related to potential licensing and acquisition opportunities.

Code of Conduct

We have adopted a Code of Conduct that applies to our directors, executive officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct is available on the “Governance & Financials” section of the “Investors & Media” page of our website at www.solidbio.com. Our Board of Directors and the audit committee of our Board of Directors are responsible for overseeing the Code of Conduct. We intend to post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers of, any provision of the Code of Conduct.

Clawback Policy

Effective October 2, 2023, we adopted a compensation recovery policy, or a “clawback policy”, relating to our right to recover compensation previously paid to specified executive officers in certain circumstances, including the recovery of erroneously awarded incentive-based compensation (as defined in the policy) in accordance with Nasdaq Listing Rule 5608, which implements Rule 10D-1 under the Exchange Act. The policy is administered by the compensation committee.

The policy provides that, in the event that we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under U.S. federal securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, we will attempt to recover, reasonably promptly from each covered executive, any erroneously awarded incentive-based compensation received by our covered executives during the recovery period under the policy.

For purposes of this policy, covered executives refers to any executive officer (as defined in Rule 16a-1(f) under the Exchange Act) who served at any time during the performance period for the applicable incentive-based compensation. Incentive-based compensation means any compensation that is granted, earned or vested based wholly or in part upon the attainment of (i) any measures that are determined and presented in accordance with the accounting principles used in preparing our financial statements, and any measures that are derived wholly or in part from such measures, (ii) stock price and (iii) total stockholder return. Erroneously awarded incentive-based compensation means the amount of incentive-based compensation that was received that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts, computed without regard to any taxes paid by the covered executives (or by us on their behalf). If the incentive-based compensation is based on our stock price or total stockholder return and the amount of the erroneously awarded incentive-based compensation is not subject to recalculation directly from the information in an accounting restatement, the amount to be recovered shall be based on a reasonable estimate by the compensation committee of the effect of the accounting restatement on the stock price or total stockholder return upon which the incentive-based compensation was received. The policy does not apply to compensation received prior to October 2, 2023 or to compensation that was received by a covered executive before beginning service as an executive officer.

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our Board, and recommending the persons to be nominated for election as directors.

Director Qualifications

In evaluating director nominees, the nominating and corporate governance committee and our Board will consider, among other things, the following factors:

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relevant expertise upon which to be able to offer advice and guidance to management;
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having sufficient time to devote to the affairs of the Company;
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demonstrated excellence in his or her field;
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dedication to the Company’s mission;
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having the ability to exercise sound business judgment;
•
having the commitment to represent the interests of the Company’s stockholders; and
•
having different experiences, perspectives and backgrounds.

The nominating and corporate governance committee’s goal is to assemble a Board that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. Moreover, the nominating and corporate governance committee believes that the background and qualifications of the Board, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

The nominating and corporate governance committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the Board. The committee may consider such other facts as it may deem are in the best interests of the Company and its stockholders. The committee believes it is appropriate for our chief executive officer to serve as a member of our Board. Our directors’ performance and qualification criteria are reviewed periodically by the nominating and corporate governance committee.

Identification and Evaluation of Nominees for Directors

The nominating and corporate governance committee identifies nominees for director by first evaluating the current members of our Board willing to continue in service. Current members with qualifications and skills that are consistent with the nominating and corporate governance committee’s criteria for Board service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board with that of obtaining a new perspective or expertise.

If any member of our Board does not wish to continue in service or if our Board decides not to re-nominate a member for re-election, the nominating and corporate governance committee will identify a new nominee that meets the criteria above. The committee generally inquires of our Board and members of management for their recommendations. The committee may also review the composition and qualification of the boards of directors of our competitors and may seek input from industry experts or analysts. The nominating and corporate governance committee reviews the qualifications, experience and background of suggested candidates. Final candidates, if other than our current directors, would be interviewed by the members of the nominating and corporate governance committee and by certain of our other independent directors and executive management. In making its determinations, the nominating and corporate governance committee evaluates each individual in the context of our Board as a whole, with the objective of assembling a group that can best contribute to the success of the Company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the nominating and corporate governance committee makes its recommendation to our Board.

We have not received director candidate recommendations from our stockholders and do not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by Board members, management or other parties are evaluated. We do not intend to treat stockholder recommendations in any manner different from other recommendations.

Under our bylaws, stockholders wishing to propose a candidate for director should write to our secretary. In order to give the nominating and corporate governance committee sufficient time to evaluate a recommended candidate and/or include the candidate in our proxy statement for the 2027 annual meeting of stockholders, the recommendation should be received by our secretary at our principal executive offices in accordance with our procedures detailed in the section below entitled “Stockholder Proposals”. Such submissions must state the nominee’s name, together with appropriate biographical information and background materials, and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of common stock owned by such stockholder or group of stockholders, as well as other information required by our bylaws. We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

Director Attendance at Annual Meetings

Our corporate governance guidelines provide that directors are responsible for attending the annual meeting of stockholders. Each then-serving director attended our 2025 annual meeting of stockholders.

Communications with Our Board

Stockholders seeking to communicate with our Board should submit their written comments to Solid Biosciences Inc., 500 Rutherford Avenue, 3rd Floor, Charlestown, Massachusetts 02129, Attention: Secretary. Our secretary will forward such communications to each member of our Board; provided that, if in the opinion of our secretary, it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion).

Non-Employee Director Compensation

Non-employee director compensation is set by our Board of Directors at the recommendation of our compensation committee. In 2025, the compensation committee retained Radford, an AON Hewitt company, to assist in assessing our non-employee director compensation program and provide recommendations with respect to the compensation program.

Under our current director compensation program, we pay our non-employee directors a cash retainer for their service on the Board of Directors and for their service on each committee of which the director is a member. The chairs of each committee receive higher retainers for such service. These fees are payable in arrears in equal semi-annual installments not later than the 15th business day following the end of the second and fourth calendar quarters, provided that the amount of such payment will be prorated for any portion of such semi-annual period that the director is not serving on the Board of Directors, on such committee or in such position. The fees paid to non-employee directors for their service on the Board of Directors and for their service on each committee of the Board of Directors of which the director is a member are as follows:

	Member Annual Fee ($)	Chairperson Incremental Annual Fee ($)
Board of Directors	40,000	35,000
Audit Committee	10,000	10,000
Clinical Committee	7,500	7,500
Compensation Committee	6,000	6,000
Nominating and Corporate Governance Committee	5,000	5,000

We also reimburse our non-employee directors for reasonable out-of-pocket business expenses incurred in connection with the performance of their duties as directors, including travel expenses in connection with their attendance in person at our Board of Directors and committee meetings.

In addition, under our current director compensation program, each new non-employee director elected to our Board of Directors will receive an option to purchase 155,000 shares of our common stock under our Amended and Restated 2020 Equity Incentive Plan, as amended (the “2020 Plan”). Each of these options vests in equal annual installments over a three-year period measured from the date of grant, subject to the director’s continued service as a director. Further, on the date of our annual meeting of stockholders, each non-employee director that has served on our Board of Directors for at least six months prior to such annual meeting will receive an option to purchase 77,500 shares of our common stock under our 2020 Plan. Each of these options vests in full on the earlier to occur of the one-year anniversary of the grant date and immediately prior to our first annual meeting of stockholders occurring after the grant date, subject to the director’s continued service as a director. All options granted to our non-employee directors under our director compensation program will be issued at exercise prices equal to the fair market value of our common stock on the date of grant and will become exercisable in full in the event of a change in control.

This program is intended to provide compensation for our non-employee directors in a manner that enables us to attract and retain outstanding director candidates and reflects the substantial time commitment necessary to oversee our affairs. We also seek to align the interests of our directors and our stockholders, and we have chosen to do so by compensating our non-employee directors with a mix of cash and equity-based compensation.

The table below shows the compensation paid to our non-employee directors during 2025.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)(2)		Stock Awards ($)(3)		All Other Compensation ($)	Total ($)
Ian Smith	75,000	372,682	(4)	75,001	(5)	—	522,683
Martin Freed, M.D., F.A.C.P.	60,553	297,685	(6)	—		—	358,238
Ilan Ganot	40,000	297,685	(6)	—		—	337,685
Clare Kahn, Ph.D.	52,053	297,685	(6)	—		—	349,738
Georgia Keresty, Ph.D., M.PH.	59,990	297,685	(6)	—		—	357,675
Sukumar Nagendran, M.D.	53,053	297,685	(6)	—		—	350,738
Adam Stone	57,990	297,685	(6)	—		—	355,675
Lynne Sullivan	62,321	297,685	(6)	—		—	360,006

(1)
The amounts in this column represent the aggregate grant date fair value of the options granted to the non-employee directors as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The assumptions used in calculating the grant date fair value of the options are set forth in Note 9 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025.
(2)
As of December 31, 2025, our non-employee directors held options to purchase shares of our common stock as follows: Mr. Smith: 303,554 shares; Dr. Freed: 142,930 shares; Mr. Ganot: 227,814 shares; Dr. Kahn: 139,932 shares; Dr. Keresty: 137,266 shares; Dr. Nagendran: 141,265 shares; Mr. Stone: 139,932 shares; and Ms. Sullivan: 139,932 shares.

(3)
The amount in this column represents the aggregate grant date fair value of the restricted stock units (“RSUs”) as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the award are set forth in Note 9 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025. As of December 31, 2025, our non-employee directors held RSUs with respect to shares of our common stock as follows: Mr. Smith: 4,573 RSUs and Mr. Ganot: 3,884 RSUs.
(4)
Consists of (i) an option to purchase 22,148 shares of our common stock granted on January 6, 2025 in respect of his services as Executive Chairman and (ii) an option to purchase 77,500 shares of our common stock granted on June 12, 2025 in accordance with our non-employee director compensation program.
(5)
Consists of 18,293 RSUs granted on January 6, 2025 in respect of his services as Executive Chairman.
(6)
Consists of an option to purchase 77,500 shares of our common stock granted on June 12, 2025 in accordance with our non-employee director compensation program.

In respect of his services as Executive Chairman of our Board of Directors, on January 2, 2026, we granted Mr. Smith an option to purchase 18,012 shares of our common stock and 13,761 RSUs.

Annie Ganot, who is the wife of Ilan Ganot and one of our co-founders, serves as our Senior Vice President, Patient Advocacy. The compensation she receives in connection with such service is set forth below under “Certain Relationships and Related Person Transactions—Related Person Transactions.”

During 2025, we did not provide any compensation to Mr. Cumbo, our President and Chief Executive Officer, for his service as a member of our Board of Directors. Mr. Cumbo’s compensation for his service as an executive officer is set forth below under “Executive Compensation—2025 Summary Compensation Table.”

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF SOLID BIOSCIENCES INC.

The audit committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities with respect to (1) the integrity of our financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of our independent registered public accounting firm, (3) the performance of our internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the Board.

Management is responsible for the preparation of the Company’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2025. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and SEC. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the Board that the audited consolidated financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 that was filed with the SEC.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF SOLID BIOSCIENCES INC.

Lynne Sullivan, Chairperson

Georgia Keresty, Ph.D.

Adam Stone

EXECUTIVE OFFICERS

Set forth below are the names, ages and positions of our current executive officers as of April 1, 2026.

Name	Age	Position(s) held
Alexander Cumbo	55	President, Chief Executive Officer and Director
Gabriel Brooks, M.D.	49	Chief Medical Officer
Jessie Hanrahan, Ph.D.	50	Chief Regulatory and Preclinical Operations Officer
Paul Herzich	48	Chief Technology Officer
David Tyronne Howton	54	Chief Operating Officer and Secretary
Kevin Tan	48	Chief Financial Officer and Treasurer

Executive Officers

The biography of Mr. Cumbo can be found above under “Members of the Board Continuing in Office.”

Gabriel Brooks, M.D. has served as our Chief Medical Officer since October 2023. Prior to that, Dr. Brooks served as Executive Director of Pfizer, a pharmaceutical company, from September 2020 to October 2023. Prior to joining Pfizer, Dr. Brooks served as Vice President of Research and Development for 4D Molecular Therapeutics, Inc., a biopharmaceutical company, from November 2018 to September 2020. Prior to joining 4D Molecular Therapeutics, Inc., Dr. Brooks served as Medical Director for GE HealthCare Technologies Inc., a medical technology company (“GE Healthcare”). Prior to joining GE HealthCare, Dr. Brooks served as Associate Director of Clinical Research at Gilead Life Sciences, Inc., a biopharmaceutical company, from August 2015 to April 2017. Dr. Brooks received a Bachelor of Science in Biology from Carnegie Mellon University, a Doctor of Medicine from Cornell University, and a Master of Applied Sciences of Biostatistics and Epidemiology from the University of California, San Francisco. He completed his training in Internal Medicine at Johns Hopkins Hospital, Baltimore, and fellowships in general Cardiology and Advanced Imaging at the University of California, San Francisco.

Jessie Hanrahan, Ph.D. has served as our Chief Regulatory and Preclinical Operations Officer since January 2025 and previously served as our Chief Regulatory Officer from December 2022 to December 2025. Prior to that, Dr. Hanrahan served as Chief Regulatory Officer of AavantiBio from May 2021 to December 2022. Prior to joining AavantiBio, Dr. Hanrahan served as the Vice President of Regulatory Science at bluebird bio, Inc. (“bluebird”), a biotechnology company, from February 2020 to May 2021 and Senior Director of Regulatory Science at bluebird from August 2016 to February 2020. Prior to joining bluebird, Dr. Hanrahan worked at Sanofi Genzyme, a biotechnology company, as Senior Manager of Regulatory Affairs from October 2009 to July 2016 and as Principal Medical Writer from July 2007 to October 2009. Prior to joining Sanofi Genzyme, Dr. Hanrahan served as a Medical Writer at Boston Scientific, a biomedical engineering firm, from May 2006 to July 2007. Dr. Hanrahan holds a Ph.D., M.S. and M.Ph. in Molecular, Cellular and Developmental Biology from Yale University. Dr. Hanrahan received a Bachelor of Arts in Biology and History from Mount Holyoke College.

Paul Herzich has served as our Chief Technology Officer since December 2022. Prior to that, Mr. Herzich served as Chief Technology Officer of AavantiBio from April 2021 to December 2022. Before joining AavantiBio, Mr. Herzich served as Vice President of CMC at BridgeBio Pharma, Inc. (“BridgeBio”), a biopharmaceutical company, from August 2020 to April 2021. Previously, Mr. Herzich served as Head of Manufacturing Operations at BridgeBio from July 2019 to July 2020. Before joining BridgeBio, Mr. Herzich served as Senior Director of Manufacturing at LogicBio Therapeutics, Inc., a genetic medicine company, from January 2018 to July 2019. Additionally, Mr. Herzich served as Senior Manager and Director of cGMP Gene Therapy Manufacturing at Pfizer from August 2016 to January 2018. From July 2015 to August 2016, Mr. Herzich served as the head of TD Manufacturing at CSL Seqirus, a pharmaceutical company, after its acquisition of Novartis Vaccines and Diagnostics, Inc., where Mr. Herzich served in various roles of increasing responsibility from December 2007 to July 2015. Mr. Herzich holds a Master of Business Administration from North Carolina State University Poole College of Management and a Bachelor of Science in Biology from Rutgers University.

David Tyronne Howton has served as our Chief Operating Officer since September 2023 and as our Secretary since December 2022. Mr. Howton previously served as our Chief Administrative Officer from December 2022 to September 2023 and as our General Counsel from December 2022 to July 2024. Prior to that, Mr. Howton served as the Chief Operating Officer and General Counsel of AavantiBio from March 2021 to December 2022. From November 2012 to December 2020, Mr. Howton

served as Executive Vice President, General Counsel and Corporate Secretary at Sarepta. Prior to joining Sarepta, Mr. Howton served as the Senior Vice President and Chief Legal Officer and Chief Compliance Officer at Vertex. Prior to Vertex, Mr. Howton served in multiple legal roles at Genentech, Inc., a biotechnology company. Mr. Howton has served on the board of Make-A-Wish® Massachusetts and Rhode Island since March 2021. Mr. Howton received a Bachelor of Arts in Political Science from Yale University and a Juris Doctor from Northwestern University School of Law.

Kevin Tan has served as our Chief Financial Officer and Treasurer since January 2023. Prior to that, Mr. Tan served as the Chief Financial Officer at Selecta Biosciences, Inc. (“Selecta”), a biopharmaceutical company, from September 2021 to November 2022. Prior to joining Selecta, Mr. Tan served as Treasurer at Sarepta from July 2020 to September 2021. Prior to becoming Treasurer at Sarepta, he served as Assistant Treasurer from May 2018 to June 2020. Before joining Sarepta, Mr. Tan worked as a freelance consultant from February 2017 to April 2018, providing independent financial advice and advisory services to individuals and private companies. From June 2012 to November 2016, Mr. Tan served as Senior Portfolio Manager—Public Market Investments at CPP Investments (f/k/a the Canada Pension Plan Investment Board). He has also served in various positions at Macquarie Capital (USA) Inc., Arrowhawk Capital Partners LLC, Lehman Brothers Inc. (subsequently acquired by Barclays Capital Inc.) and UBS Investment Bank. Mr. Tan holds a Bachelor of Commerce degree from Queen’s University at Kingston, a Master of Engineering degree from The Graduate School at Princeton University, and a Master of Business Administration degree from the University of Chicago Booth School of Business. Mr. Tan is a Chartered Financial Analyst (CFA) charterholder.

EXECUTIVE COMPENSATION

The following information describes the material elements of compensation awarded to, earned by or paid to each of our named executive officers (the “Named Executive Officers”). Our Named Executive Officers for the year ended December 31, 2025 are:

•
Alexander Cumbo, our President and Chief Executive Officer;
•
Gabriel Brooks, our Chief Medical Officer; and
•
David Tyronne Howton, our Chief Operating Officer and Secretary.

2025 Summary Compensation Table

The following table contains information about the compensation paid to or earned by each of our Named Executive Officers for the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Alexander Cumbo,	2025	650,988	449,182	2,318,275	1,792,397	12,600	5,223,442
President and Chief Executive Officer	2024	608,400	334,620	2,215,183	1,699,286	12,420	4,869,909

Gabriel Brooks, M.D.,	2025	502,164	259,870	798,634	756,790	10,698	2,328,156
Chief Medical Officer	2024	468,000	187,200	785,378	618,887	11,907	2,071,372

David Tyronne Howton,	2025	513,422	265,696	1,000,488	796,621	12,600	2,588,827
Chief Operating Officer and Secretary	2024	473,200	189,280	1,057,038	831,076	12,420	2,563,014

(1)
Except where noted otherwise, represents annual cash bonuses earned in the calendar year and paid to the Named Executive Officers after the completion of each calendar year at the discretion of our Board of Directors.
(2)
The amounts in this column represent the aggregate grant date fair value of the RSUs granted to the Named Executive Officers in 2025 and performance-based restricted stock unit awards (“PSUs”) and RSUs granted to the Named Executive Officers in 2024 as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the PSUs and RSUs are set forth in Note 9 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025. The grant date fair value of the PSUs granted in 2024 included in this column reflects the value of the award based on the probable outcomes of performance conditions. The grant date fair value assuming the highest level of performance conditions being achieved for these PSUs granted in 2024 is $5,088,807, $1,767,764, and $2,383,403 for Mr. Cumbo, Dr. Brooks, and Mr. Howton, respectively.
(3)
The amounts in this column represent the aggregate grant date fair value of the options granted to the Named Executive Officers in the respective calendars years as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the options are set forth in Note 9 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025.
(4)
Reflects a matching contribution under our 401(k) plan.

Narrative Disclosure to Summary Compensation Table

Base Salary. We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our Named Executive Officers. None of our Named Executive Officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

In 2025, the annualized base salaries of our Named Executive Officers were as follows: $650,988 for Mr. Cumbo, $502,164 for Dr. Brooks and $513,422 for Mr. Howton. For 2026, our Board of Directors increased the base salary amount for Mr. Cumbo to $673,773, for Dr. Brooks to $519,740 and for Mr. Howton to $531,392.

Annual Bonus. Our Board of Directors may, in its discretion, award bonuses to our Named Executive Officers from time to time. Our employment agreements with our Named Executive Officers provide that they will be eligible for annual performance-based bonuses up to a specified percentage of their salary, subject to approval by our Board of Directors. Performance-based bonuses, which are calculated as a percentage of base salary, are designed to motivate our employees to achieve annual goals based on our strategic, financial and operating performance objectives. From time to time, our Board of Directors has approved discretionary annual cash bonuses to our Named Executive Officers with respect to their prior year performance.

With respect to 2025, our Board of Directors awarded a discretionary bonus of $449,182 to Mr. Cumbo, $259,870 to Dr. Brooks and $265,696 to Mr. Howton, which in each case equaled 100% of their respective target bonuses for 2025.

With respect to fiscal year 2026 performance, Mr. Cumbo, Dr. Brooks and Mr. Howton are eligible for annual discretionary bonuses of up to 60%, 45% and 45% of their 2026 annual base salary, respectively.

Equity Incentives. Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our Board of Directors and compensation committee periodically review the equity incentive compensation of our Named Executive Officers and from time to time may grant equity incentive awards to them in the form of stock options or RSUs with time-based and/or performance-based vesting conditions.

In January 2025, we granted RSUs with respect to 401,600, 112,900 and 169,100 shares of our common stock to Mr. Cumbo, Dr. Brooks and Mr. Howton, respectively. The RSUs vest in equal annual installments over a term of four years from the date of grant.

In August 2025, we granted options to purchase 337,500, 142,500 and 150,000 shares of our common stock to Mr. Cumbo, Dr. Brooks and Mr. Howton, respectively, and RSUs with respect to 168,750, 71,250 and 75,000 shares of our common stock to Mr. Cumbo, Dr. Brooks and Mr. Howton, respectively. The RSUs and options vest over four years, with 50% of the original number of shares vesting on the second anniversary of the grant date and 25% of the original number of shares annually thereafter until the fourth such anniversary.

In January 2026, we granted options to purchase 509,850, 207,450 and 210,200 shares of our common stock to Mr. Cumbo, Dr. Brooks and Mr. Howton, respectively, and RSUs with respect to 254,900, 103,750 and 105,100 shares of our common stock to Mr. Cumbo, Dr. Brooks and Mr. Howton, respectively. The options vest with respect to 25% of the shares underlying the options on the first anniversary of the grant date and as to an additional 2.0833% of the original number of shares underlying the options monthly thereafter through the fourth anniversary of the grant date. The RSUs vest in equal annual installments over a term of four years from the date of grant.

PSUs were granted to our NEOs on June 11, 2024 under the 2020 Plan. The PSUs provide for the vesting of 25% of the target number of underlying RSUs granted upon the achievement of each of four independent performance milestones. The performance milestones are tied to the achievement of certain business objectives and are non-market and non-financial in nature. In the first quarter of 2026, the Board of Directors determined that the first performance milestone was achieved and 25% of the target number of shares vested for each NEO upon such determination (169,401 shares for Mr. Cumbo, 58,847 shares for Dr. Brooks and 79,341 shares for Mr. Howton). In the first quarter of 2026, the Board of Directors also determined that a second performance milestone was achieved and that 25% of the target number of shares for the NEOs (169,401 shares for Mr. Cumbo, 58,847 shares for Dr. Brooks and 79,341 shares for Mr. Howton) will vest on the 2027 Evaluation Date (as defined in the PSU Agreement), subject to the NEOs continued service to the company on such date.

Our employees and executives are eligible to receive stock options and other stock-based awards pursuant to our 2020 Plan. We use equity awards to compensate our executive officers in the form of initial grants in connection with the commencement of employment and also at various times, often but not necessarily annually. None of our executive officers is currently party to an employment agreement that provides for an automatic award of stock options, RSUs or PSUs. We have granted stock options and RSUs to our executive officers with time-based vesting. The options that we have granted to our executive officers typically become exercisable as to 25% of the shares underlying the option on the first anniversary of the grant date and as to an additional 2.0833% of the original number of shares underlying the option monthly thereafter through the fourth anniversary of the grant date. The RSUs that we have granted to our executive officers typically become exercisable as to 25% of the shares underlying the RSU on the first anniversary of the grant date and as to an additional 25% of the original number of shares underlying the RSU annually thereafter. In 2024, we also granted to our executive officers the PSUs. Vesting rights cease upon termination of employment and exercise rights cease shortly after termination, except that vesting of certain equity awards is fully accelerated upon certain terminations in connection with a change of control and exercisability is extended in the case of death or disability. Prior to the exercise of an option or the vesting of an RSU or PSU, the holder has no rights as a stockholder with respect to the shares subject to such option or with respect to the RSUs or PSUs, including no voting rights and no right to receive dividends or dividend equivalents.

The exercise price of all stock options granted after the closing of our initial public offering is equal to the fair market value of shares of our common stock on the date of grant, which is determined by reference to the closing market price of our common stock on The Nasdaq Global Select Market on the date of grant.

Employment and Other Agreements

We have entered into employment agreements with each of our executive officers. The employment agreements set forth the terms of the executive officers’ compensation, including their base salary and annual performance bonus opportunity. In addition, the employment agreements provide that, subject to eligibility requirements under the plan documents governing such programs and our policies, the executive officers are entitled, on the same basis as our other employees, to participate in and receive benefits under, any medical, vision and dental insurance policy maintained by us and we will pay, consistent with our then-current employee benefit policy, a portion of the cost of the premiums for any such insurance policy in which the executive officers elect to participate. Each executive officer is also eligible to receive paid vacation time, sick time, and Company holidays consistent with our policies as then in effect from time to time and equity awards at such times and on such terms and conditions as the Board of Directors may determine. Each executive officer’s employment is at will. The employment agreements with Mr. Cumbo, Dr. Brooks and Mr. Howton are summarized below.

On September 29, 2022, we entered into an employment agreement with each of Mr. Cumbo and Mr. Howton pursuant to which, effective as of December 2, 2022, Mr. Cumbo commenced employment as our President and Chief Executive Officer and Mr. Howton commenced employment as our Chief Administrative Officer, General Counsel and Secretary. Mr. Howton now serves as our Chief Operating Officer and Secretary. On October 2, 2023, we entered into an employment agreement with Dr. Brooks, pursuant to which Dr. Brooks commenced employment as our Chief Medical Officer effective as of October 2, 2023.

Pursuant to their respective employment agreements, Mr. Cumbo was initially entitled to an annual base salary of $585,000, Dr. Brooks was initially entitled to an annual base salary of $450,000 and Mr. Howton was initially entitled to an annual base salary of $455,000. Each of their base salaries for 2025 and 2026 is set forth above under “Narrative Disclosure to Summary Compensation Table.” Each of their base salaries will be reviewed by our Board of Directors from time to time and is subject to change in the discretion of our Board of Directors.

Mr. Cumbo, Dr. Brooks and Mr. Howton are also eligible to earn an annual performance bonus, with a target bonus amount equal to a specified percentage of their annual base salary, based upon our Board of Directors’ assessment of their performance and our attainment of targeted goals as set by our Board of Directors in their sole discretion. The bonus may be in the form of cash, equity award(s), or a combination of cash and equity award(s). Pursuant to their employment agreements, Mr. Cumbo, Dr. Brooks and Mr. Howton were initially eligible for annual discretionary bonuses of up to 55%, 40% and 40% of their annual base salary, respectively. Each of their annual discretionary bonus target for 2026 is set forth above under “Narrative Disclosure to Summary Compensation Table.” Mr. Cumbo, Dr. Brooks and Mr. Howton must be employed on the date that bonuses are paid in order to receive their respective bonus, provided that if such executive is terminated by us without cause (as “cause” is defined in their respective employment agreements) between January 1 of the year following the performance year and the date of payment, such executive will be entitled to the same bonus that he would have received had he remained employed through the payment date.

In accordance with Mr. Cumbo’s employment agreement, on December 2, 2022, we granted Mr. Cumbo an option (the “Cumbo Option”) to purchase 228,900 shares of our common stock, at an exercise price per share equal to $6.77, which vested as to 25% of the shares underlying the Cumbo Option on the first anniversary of the grant date and vests as to an additional 1/48th of the total shares underlying the Cumbo Option upon his completion of each additional month of service over the 36-month period measured from the first anniversary of the grant date. We also granted Mr. Cumbo RSUs with respect to 114,449 shares of our common stock (the “Cumbo RSU”), which vests as to 25% of the shares underlying the Cumbo RSU on each anniversary of December 2, 2022, subject to continued service. The Cumbo Option and the Cumbo RSU were granted as an inducement material to Mr. Cumbo’s acceptance of employment with us in accordance with Nasdaq Listing Rule 5635(c)(4).

In accordance with Mr. Howton’s employment agreement, on December 2, 2022, we granted Mr. Howton an option (the “Howton Option”) to purchase 104,410 shares of our common stock, at an exercise price per share equal to $6.77, which vested as to 25% of the shares underlying the Howton Option on the first anniversary of the grant date and vests as to an additional 1/48th of the total shares underlying the Howton Option upon his completion of each additional month of service over the 36-month period measured from the first anniversary of the grant date. We also granted Mr. Howton RSUs with respect to 52,205 shares of our common stock (the “Howton RSU”), which vests as to 25% of the shares underlying the Howton RSU on each anniversary of December 2, 2022, subject to continued service. The Howton Option and the Howton RSU were granted as an inducement material to Mr. Howton’s acceptance of employment with us in accordance with Nasdaq Listing Rule 5635(c)(4).

In accordance with Dr. Brooks’ employment agreement, on October 18, 2023, we granted Dr. Brooks an option (the “Brooks Option”) to purchase 78,000 shares of our common stock, at an exercise price per share equal to $2.15, which vested as to 25% of the shares underlying the Brooks Option on the first anniversary of the grant date and vests as to an additional 1/48th of the total shares underlying the Brooks Option upon his completion of each additional month of service over the 36-month period measured from the first anniversary of the grant date. We also granted Dr. Brooks RSUs with respect to 39,000 shares of our common stock (the “Brooks RSU”), which vests as to 25% of the shares underlying the Brooks RSU on each anniversary of October 18, 2023, subject to continued service.

Mr. Cumbo, Dr. Brooks and Mr. Howton are bound by proprietary rights, non-disclosure, developments, non-competition and non-solicitation obligations pursuant to the restrictive covenants provided for in their respective employment agreements. Under these restrictive covenants, each executive agrees not to compete with us during his employment and for a period of one year after the termination of his employment, not to solicit our employees, consultants, or actual or prospective customers or business relations during his employment and for a period of one year after the termination of his employment, and to protect our confidential and proprietary information indefinitely. In addition, under these restrictive covenants, each executive agrees that we own all inventions that are developed by him during a specified period of time with respect to any inventions made by him that are related to his activities while employed by us.

The employment of each of Mr. Cumbo, Dr. Brooks and Mr. Howton may be terminated as follows: (1) upon the death of the executive or at our election due to the executive’s “disability” (as disability is defined in the applicable employment agreement); (2) at our election, with or without “cause” (as cause is defined in the applicable employment agreement); and (3) at such executive’s election, with or without “good reason” (as good reason is defined in the applicable employment agreement).

In the event of the termination of employment of Mr. Cumbo, Dr. Brooks or Mr. Howton by us without cause, or by such executive for good reason, prior to or more than 12 months, in the case of Mr. Cumbo and Mr. Howton, and 18 months, in the case of Dr. Brooks, following a “change in control” (as change in control is defined in the applicable employment agreement), the executive is entitled to receive his base salary that has accrued and to which he is entitled as of the termination date, to the extent consistent with our policy, accrued but unused paid time off through and including the termination date, unreimbursed business expenses for which expenses the executive has timely submitted appropriate documentation, and other amounts or benefits to which the executive is entitled in accordance with the terms of the benefit plans then-sponsored by us (collectively, the “Accrued Obligations”). In addition, subject to the executive’s execution and nonrevocation of a release of claims in our favor, the executive is entitled to (1) continued payment of his base salary, in accordance with our regular payroll procedures, for a period of 12 months, (2) in the case of Dr. Brooks, a lump sum payment equal to 100% of his target bonus for the year in which his employment is terminated, or, if higher, his target bonus immediately prior to the change in control, prorated through his date of termination and (3) provided he is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 12 months following his date of termination.

In the event of the termination of employment of Mr. Cumbo, Dr. Brooks or Mr. Howton by us without cause, or by such executive for good reason within 12 months, in the case of Mr. Cumbo and Mr. Howton, and 18 months, in the case of Dr. Brooks, following a change in control, the executive is entitled to receive the Accrued Obligations. In addition, subject to the executive’s execution and nonrevocation of a release of claims in our favor, the executive is entitled to (1) continued payment of his base salary, in accordance with our regular payroll procedures, for a period of 18 months, in the case of Mr. Cumbo, and 12 months, in the case of Dr. Brooks and Mr. Howton, (2) provided the executive is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 18 months, in the case of Mr. Cumbo, and 12 months, in the case of Dr. Brooks and Mr. Howton, following his date of termination, (3) a lump sum payment equal to 150%, in the case of Mr. Cumbo, and 100%, in the case of Dr. Brooks and Mr. Howton, of the executive’s target bonus for the year in which his employment is terminated or, if higher, the executive’s target bonus immediately prior to the change in control and (4) full vesting acceleration of any then-unvested equity awards that vest based solely based on the passage of time held by the executive, such that any such equity awards held by the executive become fully exercisable or non-forfeitable as of the termination date.

If the employment of Mr. Cumbo, Dr. Brooks or Mr. Howton is terminated for any other reason, including as a result of his death or disability, for cause, or voluntarily by him without good reason, our obligations under such employment agreement cease immediately, and the executive is only entitled to receive the Accrued Obligations.

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table sets forth information regarding equity awards held by our Named Executive Officers as of December 31, 2025.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares of stock that have not vested (#)		Market value of shares of stock that have not vested ($)(1)		Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Alexander Cumbo	171,678	57,222	(2)	6.77	12/02/2032
	110,113	130,137	(3)	7.85	2/13/2034
		337,500	(4)	6.17	8/14/2035
						28,613	(5)	161,377	(5)
						90,094	(6)	508,130	(6)
						401,600	(7)	2,265,024	(7)
						168,750	(8)	951,750	(8)
										508,203	(9)	2,866,265	(9)
Gabriel Brooks	42,254	35,746	(10)	2.15	10/18/2033
	40,106	47,394	(3)	7.85	2/13/2034
		142,500	(4)	6.17	8/14/2035
						19,500	(11)	109,980	(11)
						32,813	(6)	185,065	(6)
						112,900	(7)	636,756	(7)
						71,250	(8)	401,850	(8)
										176,542	(9)	995,697	(9)
David Tyronne Howton	78,313	26,097	(2)	6.77	12/02/2032
	53,856	63,644	(3)	7.85	2/13/2034
		150,000	(4)	6.17	8/14/2035
						13,052	(5)	73,613	(5)
						44,063	(6)	248,515	(6)
						169,100	(7)	953,724	(7)
						75,000	(8)	423,000	(8)
										238,024	(9)	1,342,455	(9)

(1)
Based on the $5.64 closing sale price of our common stock on December 31, 2025 as reported by the Nasdaq Global Select Market.
(2)
This option was granted on December 2, 2022 as an inducement grant. The option is subject to vesting with respect to 25% of the shares underlying the option on the first anniversary of the grant date and as to an additional 2.0833% of the original number of shares underlying the option monthly thereafter through the fourth anniversary of the grant date.
(3)
This option was granted on February 13, 2024 under the 2020 Plan and is subject to vesting with respect to 25% of the shares underlying the option on the first anniversary of the grant date and as to an additional 2.0833% of the original number of shares underlying the option monthly thereafter through the fourth anniversary of the grant date.
(4)
This option was granted on August 14, 2025 under the 2020 Plan and is subject to vesting with respect to 50% of the original number of shares vesting on the second anniversary of the grant date and 25% of the original number of shares annually thereafter until the fourth anniversary of the grant date.
(5)
These RSUs were granted on December 2, 2022 as inducement grants. The RSUs vest in equal annual installments over a term of four years from the date of grant.
(6)
These RSUs were granted on February 13, 2024 under the 2020 Plan and vest in equal annual installments over a term of four years from the date of grant.
(7)
These RSUs were granted on January 31, 2025 under the 2020 Plan and vest in equal annual installments over a term of four years from the date of grant
(8)
These RSUs were granted on August 14, 2025 under the 2020 Plan and vest with respect to 50% of the original number of shares vesting on the second anniversary of the grant date and 25% of the original number of shares annually thereafter until the fourth anniversary of the grant date.

(9)
These PSUs were granted on June 11, 2024 under the 2020 Plan. The PSUs provide for the vesting of 25% of the target number of underlying RSUs granted upon the achievement of each of four independent performance milestones. The performance milestones are tied to the achievement of certain business objectives and are non-market and non-financial in nature. In the first quarter of 2026, the Board determined that two performance conditions under the PSUs were achieved. . For more information, the “Narrative to the Summary Compensation Table” above. The Board will determine whether the remaining two performance conditions have been satisfied and the remaining number of units that may vest on the 2027 Evaluation Date, which will occur in the first quarter of 2027. The number in the table assumes that performance conditions relating to 25% and an additional 50% of target PSUs will be achieved on the 2026 Evaluation Date and 2027 Evaluation Date, respectively.
(10)
This option was granted on October 18, 2023 under the 2020 Plan and is subject to vesting with respect to 25% of the shares underlying the option on the first anniversary of the grant date and as to an additional 2.0833% of the original number of shares underlying the option monthly thereafter through the fourth anniversary of the grant date.
(11)
These RSUs were granted on October 18, 2023 under the 2020 Plan and vest in equal annual installments over a term of four years from the date of grant.

Policies and Practices Related to the Grant of Equity Awards

We grant equity awards, including stock options and/or restricted stock units, to our employees on an annual basis. We grant stock options to our directors on an annual basis. We may also grant stock options and/or restricted stock units to individuals upon hire or promotion or for retention purposes. We currently do not grant stock appreciation rights or similar option-like instruments. During the year ended December 31, 2025, neither the Board of Directors nor the compensation committee took material nonpublic information into account when determining the timing or terms of equity awards, nor did we time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

While we do not have any policy or obligation that requires us to grant equity awards on specified dates, annual stock option and/or restricted stock unit grants to employees are typically approved in January or February of each year. From time to time we may also grant equity awards to employees to promote retention. During the year ended December 31, 2025, new hire equity grants were made by our chief executive officer on the first business day of the month following such employee’s hire pursuant to delegated authority under our 2024 Inducement Stock Incentive Plan. Our chief executive officer does not take into account material nonpublic information when determining the timing or terms of such equity grants. Under our non-employee director compensation program, our annual stock option grants to directors are granted on the date of our annual meeting of stockholders.

During the year ended December 31, 2025, we did not grant stock options to any named executive officer during any period beginning four business days before and ending one business day after the filing of any Form 10-Q or Form 10-K, or the filing or furnishing of a Form 8-K that discloses material nonpublic information.

Pay Versus Performance Disclosure

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and other named executive officers (the “Non-PEO NEOs”) and Company performance for the fiscal years listed below. The compensation committee did not consider the pay versus performance disclosure below in making its compensation decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO¹ ($)	Compensation Actually Paid to PEO[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on Total Shareholder Return[4] ($)	Net Income ($ Millions)
2025	5,223,442	7,791,053	2,458,492	3,484,643	104.83	(174.33)
2024	4,869,909	3,451,845	2,317,193	1,646,659	74.35	(124.70)
2023	918,630	862,406	1,184,878	1,051,672	114.13	(96.02)

1.
Alexander Cumbo was our PEO for all years presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2023	2024	2025
Kevin Tan	Gabriel Brooks, M.D.	Gabriel Brooks, M.D.
Carl Morris, Ph.D.	David Tyronne Howton	David Tyronne Howton
David Tyronne Howton

2.
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect the actual amount of compensation actually earned, realized, or received by the Company’s NEOs during the applicable years. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

3.
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table (the amounts for the Non-PEO NEOs are averages for the group of Non-PEO NEOs).

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards and Option Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2025	5,223,442	(4,110,672)	6,678,283	7,791,053

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	2,458,492	(1,676,267)	2,702,418	3,484,643

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Outstanding and Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Outstanding and Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Total - Inclusion of Equity Values for PEO ($)
2025	4,845,047	1,799,848	—	33,388	—	6,678,283

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Outstanding and Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Outstanding and Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	1,913,250	766,463	—	22,705	—	2,702,418

4.
The amounts shown assume $100 was invested for the period starting December 31, 2022, through the end of the listed year in the Company. Historical stock performance is not necessarily indicative of future stock performance.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs and the Company’s cumulative TSR over the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Compensation Actually Paid ($ Millions)
$140
$120
$100
$80
$60
$40
$20
$0
Solid Biosciences Inc. TSR (12/31/2022 Indexed to $100)
100.00
114.13
74.35
104.83
0.86
1.05
3.45
1.65
7.79
3.48
2022
2023
2024
2025
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Solid Biosciences Inc. TSR

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net (Loss) Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net (Loss) Income during the three most recently completed fiscal years.

401(k) Retirement Plan

We maintain a 401(k) retirement plan that is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code of 1986, as amended. In general, all of our employees are eligible to participate, beginning on the first day of the month following commencement of their employment. The 401(k) plan includes a salary deferral arrangement pursuant to which participants may elect to reduce their current compensation by up to the statutorily prescribed limit and have the amount of the reduction contributed to the 401(k) plan. Participants over the age of 50 are entitled to an additional catch-up contribution up to the statutorily prescribed limit. Effective June 1, 2021, we implemented a matching policy under which we match 60% of an employee’s contributions to the 401(k) plan, up to a maximum of 6% of the employee’s base salary and bonus paid during the year.

Insider Trading Policy; Anti-Hedging and Anti-Pledging Policies

We have adopted an Insider Trading Policy governing the purchase, sale and/or other dispositions of our securities by our directors, officers, employees and other covered persons. We believe the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. We do not engage in transactions in our securities while in possession of material nonpublic information concerning the company or our securities.

Our Insider Trading Policy, among other things, expressly prohibits all of our employees, including our named executive officers, and our directors, as well as certain of their family members and related entities, from engaging in short sales of our securities, including short sales “against the box”; purchases or sales of puts, calls or other derivative securities based on our securities; and purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or other transactions that are designed to hedge or offset any decrease in the market value of our securities. In addition, our Insider Trading Policy prohibits such persons from purchasing our securities on margin, borrowing against our securities held in a margin account, or pledging our securities as collateral for a loan, with an exception in extraordinary situations for pledges of our securities as collateral for a loan (other than a margin loan) only after certain prerequisites are met and only with the preapproval of our chief financial officer or chief legal officer and, in the case of directors and executive officers, the audit committee.

Rule 10b5-1 Sales Plans

Certain of our directors and executive officers have adopted, and may in the future adopt, written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. It also is possible that the director or officer could amend the plan when not in possession of material, nonpublic information or terminate the plan. In addition, our directors and executive officers may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information about our equity compensation plans as of December 31, 2025. As of December 31, 2025, we had four equity compensation plans: our 2018 Omnibus Incentive Plan, our 2020 Plan and our Amended and Restated 2021 Employee Stock Purchase Plan (the “ESPP”), each of which was approved by our stockholders, and our 2024 Inducement Stock Incentive Plan (the “2024 Plan”), which plan was not approved by our stockholders. The 2024 Plan provides for the grant of nonstatutory stock options, stock appreciation rights, restricted stock, RSUs and other stock-based awards to persons who (a) were not previously an employee or director or (b) are commencing employment with us following a bona fide period of non-employment, in either case, as an inducement material to such person’s entry into employment with us and in accordance with the requirements of the Nasdaq Stock Market Rule 5635(c)(4). Neither consultants nor advisors are eligible to participate in the 2024 Plan. The number of shares of common stock that may be issued under the 2024 Plan is 1,000,000. The 2024 Plan is administered by our Board of Directors. We have also made inducement awards outside of our equity compensation plans to certain new hires, which awards were not approved by our stockholders.

Plan Category	(a) Number of securities to be issued upon the exercise of outstanding options, warrants and rights		(b) Weighted- average exercise price of outstanding options, warrants and rights(2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	8,607,268	(1)	$13.19	8,168,997	(3)(4)
Equity compensation plans not approved by security holders	1,654,842	(5)	6.92	73,947
Total	10,262,110		$12.04	8,242,944

(1)
Reflects shares issuable upon exercise of options and settlement of RSUs and PSUs (assuming payout of PSUs at the maximum achievement level).
(2)
The weighted-average exercise price does not include RSUs and PSUs, which have no exercise price.
(3)
The number of shares of common stock reserved for issuance under the 2020 Plan will be increased (i) on the first day of each fiscal year beginning with the fiscal year ended December 31, 2023 and continuing for each fiscal year until, and including, the fiscal year ended December 31, 2025, equal to the lesser of (I) 5% of the outstanding shares on such date and (II) an amount determined by the Board of Directors and (ii) on the first day of each fiscal year beginning with the fiscal year ending December 31, 2026 and continuing for each fiscal year until, and including, the fiscal year ending December 31, 2032, equal to the lesser of (I) 6% of the sum of (a) the number of outstanding shares on such date and (b) the number of shares of our common stock subject to pre-funded warrants on such date and (II) an amount determined by the Board of Directors. . On January 1, 2026, the shares of common stock reserved under the 2020 Plan were increased by 5,734,122 shares pursuant to the annual increase described above.
(4)
The number of shares of common stock reserved for issuance under the ESPP will be increased on the first day of each fiscal year beginning with the fiscal year ending December 31, 2024 and ending in the fiscal year ending December 31, 2033, in an amount equal to the lesser of: (i) 293,597 shares of common stock, (ii) 1% of the outstanding shares of our common stock on the first day of the applicable fiscal year and (iii) an amount determined by our Board of Directors. On January 1, 2026, the shares reserved under the ESPP were increased by 293,597 shares pursuant to the annual increase described above.

(5)
Represents inducement stock option and RSU awards granted to employees in accordance with Nasdaq Listing Rule 5635(c)(4), with an exercise price equal to the closing price of our common stock on the date of grant, for inducement stock option awards. This aggregate amount includes the following inducement awards made to our officers (as defined in Exchange Act Rule 16a-1(f)):

Name	Options(1)	RSUs(2)	Grant Date
Alexander Cumbo,	228,900	114,449	12/2/2022
President, Chief Executive Officer and Director
Kevin Tan,	90,000	45,000	1/9/2023
Chief Financial Officer and Treasurer
David Tyronne Howton,	104,410	52,205	12/2/2022
Chief Operating Officer and Secretary
Jessie Hanrahan, Ph.D.,	94,899	47,449	12/2/2022
Chief Regulatory and Preclinical Operations Officer
Paul Herzich,	57,900	28,955	12/2/2022
Chief Technology Officer

(1)
Vests over a term of four years, with 25% of the original number of shares vesting on the first anniversary of the grant date and 2.0833% of the original number of shares monthly thereafter until the fourth such anniversary.
(2)
Vests over a term of four years, with 25% of the original number of shares vesting on each anniversary of the grant date until the fourth such anniversary.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of March 31, 2026 by (i) each person whom we know to beneficially own more than 5% of our outstanding common stock (each, a “5% stockholder”), (ii) each director, (iii) each Named Executive Officer and (iv) all current directors and executive officers as a group. Unless otherwise indicated, the address of each executive officer and director is c/o Solid Biosciences Inc., 500 Rutherford Avenue, 3rd Floor, Charlestown, Massachusetts 02129.

The number of shares of common stock “beneficially owned” by each stockholder is determined under rules issued by the SEC regarding the beneficial ownership of securities. This information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership of shares of our common stock includes (1) any shares as to which the person or entity has sole or shared voting power or investment power and (2) any shares as to which the person or entity has the right to acquire beneficial ownership within 60 days after March 31, 2026. The percentage of beneficial ownership in the table below is based on 98,394,720 shares of common stock deemed to be outstanding as of March 31, 2026.

Unless otherwise indicated below, and subject to community property laws where applicable, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Perceptive Life Sciences Master Fund, Ltd. and affiliated entities(1)	11,969,078	12.16%
Entities affiliated with Bain Capital Life Sciences Investors, LLC(2)	10,420,499	9.99%
Invus Public Equities, L.P. and affiliated entities(3)	10,067,060	9.99%
Entities affiliated with RA Capital Management, L.P.(4)	9,925,435	9.99%
Entities associated with Vestal Point Capital, LP(5)	9,463,812	9.36%
Named Executive Officers and Directors:
Alexander Cumbo(6)	566,069	*
Gabriel Brooks(7)	189,070	*
David Tyronne Howton(8)	260,365	*
Ian Smith(9)	368,703	*
Martin Freed(10)	69,014	*
Ilan Ganot(11)	320,454	*
Clare Kahn(12)	65,392	*
Georgia Keresty(13)	59,766	*
Sukumar Nagendran(14)	67,915	*
Adam Stone(15)	62,432	*
Lynne Sullivan(16)	62,432	*
All current directors and executive officers as a group (14 persons)(17)	2,660,245	2.66%

* Less than one percent

(1)
Consists of (a) 62,432 shares underlying options held by Adam Stone, a member of our board of directors, that are exercisable as of March 31, 2026 or will become exercisable within 60 days after such date, (b) 11,833,539 shares held by Perceptive Life Sciences Master Fund, Ltd., and (c) 73,107 shares held by Perceptive Xontogeny Venture Fund, LP. Perceptive Life Sciences Master Fund, Ltd. holds pre-funded warrants for 8,912,655 shares of common stock. Perceptive Life Sciences Master Fund, Ltd. is prohibited from exercising such pre-funded warrants, if as a result of such exercise, Perceptive would beneficially own more than 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise. As a result, the shares reported in the table above do not include 8,912,655 shares of common stock which may be acquired upon exercise of the pre-funded warrants. Perceptive Advisors LLC is the investment manager to Perceptive Life Sciences Master Fund, Ltd. and may be deemed to beneficially own the securities directly held by Perceptive Life Sciences Master Fund, Ltd. Perceptive Xontogeny Venture GP, LLC is the investment manager to Perceptive Xontogeny Venture Fund, LP. Joseph Edelman is the managing member of Perceptive Advisors LLC and Perceptive Xontogeny Venture GP, LLC. Perceptive Advisors LLC, Perceptive Xontogeny Venture GP, LLC and Mr. Edelman may be deemed to beneficially own the shares held by Perceptive Life Sciences Master Fund, Ltd. and Perceptive Xontogeny Venture Fund, LP. Perceptive Life Sciences Master Fund, Ltd. reports that it holds shared voting power and shared dispositive power with respect to all shares held by it. The address of Perceptive is 51 Astor Place, 10th Floor, New York, NY 10003. The address of Perceptive is 51 Astor Place, 10th Floor, New York, New York 10003. Based on information set forth in a Schedule 13D/A filed with the SEC on March 11, 2026.
(2)
Consists of (a) an aggregate of 3,301,955 shares of common stock held by BCLS II Investco, LP, (b) 267,257 shares of common stock held by Bain Capital Life Sciences Fund II, L.P., (c) 32,550 shares of common stock held by BCIP Life Sciences Associates, LP, (d) 904,160 shares of common stock held by BCLS II Equity Opportunities, LP, and (e) up to 5,914,577 shares of common stock issuable upon the exercise of pre-funded warrants held by BCLS II Investco, LP and Bain Capital Life Sciences Opportunities IV, L.P. (“BCLS Fund IV Opportunities”), which total reflects the BCLS Beneficial Ownership Blocker (as defined below). BCLS II Investco, LP and BCLS Fund IV Opportunities are prohibited from exercising the pre-funded warrants they hold to the extent that such entities, together with their affiliates and other attribution parties, would, after such exercise, collectively beneficially own in excess of 9.99% of our outstanding common stock (the “BCLS Beneficial Ownership Blocker”). As a result, the shares reported in the table above do not include up to 5,877,186 shares of common stock which may be acquired upon exercise of pre-funded warrants held by BCLS II Investco, LP and BCLS Fund IV Opportunities. Bain Capital Life Sciences Investors, LLC (“BCLSI”), (i) is the ultimate general partner of each of BCLS II Investco, LP, Bain Capital Life Sciences Fund II, L.P., BCLS II Equity Opportunities, LP and BCLS Fund IV Opportunities and (ii) governs the investment strategy and decision-making process with respect to investments held by BCIP Life Sciences Associates, LP. As a result, BCLSI may be deemed to share voting and dispositive power with respect to the securities held by each of BCLS II Investco, LP, Bain Capital Life Sciences Fund II, L.P., BCLS II Equity Opportunities, LP, BCLS Fund IV Opportunities and BCIP Life Sciences Associates, LP. BCLS Fund IV Opportunities. The address of BCLS Fund IV Opportunities and BCLSI is c/o Bain Capital Life Sciences, LP, 200 Clarendon Street, Boston, Massachusetts 02116. The address of the Bain Capital Life Sciences Entities is c/o Bain Capital Life Sciences, LP, 200 Clarendon Street, Boston, Massachusetts 02116. Based on information set forth in a Schedule 13D/A filed with the SEC on March 10, 2026.
(3)
Consists of (a) 6,643,607 shares held by Invus Public Equities L.P. (“Invus Public Equities”), (b) 1,046,798 shares held by Avicenna Life Sci Master Fund LP (“Avicenna Fund”), (c) 2,122,835 shares issuable upon exercise of pre-funded warrants held by Invus Public Equities and (d) 253,820 shares issuable upon exercise of pre-funded warrants held by Avicenna Fund. Invus Public Equities and Avicenna Fund are prohibited from exercising the pre-funded warrants they hold to the extent that such entities, together with their affiliates and other attribution parties, would, after such exercise, collectively beneficially own in excess of 9.99% of our outstanding common stock. As a result, the shares reported in the table above do not include (a) 1,698,353 shares of common stock which may be acquired upon exercise of pre-funded warrants held by Invus Public Equities and (b) 203,066 shares of common stock which may be acquired upon exercise of pre-funded warrants held by Avicenna Fund. Invus Public Equities Advisors, LLC (“Invus PE Advisors”), as the general partner of Invus Public Equities, controls Invus Public Equities and, accordingly, may be deemed to beneficially own the securities directly held by Invus Public Equities. Invus Global Management, LLC (“Global Management”), as the managing member of Invus PE Advisors, controls Invus PE Advisors and, accordingly, maybe deemed to beneficially own the securities that Invus PE Advisors may be deemed to beneficially own. Siren, L.L.C. (“Siren”), as the managing member of Global Management, controls Global Management and, accordingly, may be deemed to beneficially own the securities that Global Management may be deemed to beneficially own. Avicenna Life Sci Master GP LLC (“Avicenna GP”), as the general partner of Avicenna Fund, controls Avicenna Fund and, accordingly, may be deemed to beneficially own the securities directly held by Avicenna Fund. Ulys, L.L.C. (“Ulys”), as the managing member of Avicenna GP, controls Avicenna GP and, accordingly, may be deemed to beneficially own the Securities that Avicenna GP may be deemed to beneficially own. Mr. Raymond Debbane, as the managing member of Siren and Ulys, controls Siren and Ulys and, accordingly, may be deemed to beneficially own the Securities that Siren and Ulys may be deemed to beneficially own. The address of Invus Public Equities, Avicenna Fund and its affiliates is 750 Lexington Avenue, 30th Floor, New York, NY 10022. Based, in part, on information set forth in a Schedule 13G/A filed on April 17, 2025.
(4)
Consists of (a) 8,828,224 shares held by RA Capital Healthcare Fund, L.P. (“RACHF”) and pre-funded warrants exercisable for up to 958,981 shares of common stock held by RACHF, (b) 109,661 shares held by RA Capital Nexus Fund, L.P. (“Nexus,” and together with RACHF, the “RA Funds”) and (c) 28,569 shares held by a separately managed account. RACHF is prohibited from exercising the pre-funded warrants they hold to the extent that RACHF, together with its affiliates and other attribution parties, would, after such exercise, collectively beneficially own in excess of 9.99% of our outstanding common stock. As a result, the shares reported in the table above do not include 7,219,431 shares of common stock which may be acquired upon exercise of pre-funded warrants issued to RACHF. RA Capital Management, L.P. is the investment manager for the RA Funds and the separately managed account. The general partner of RA Capital Management, L.P. is RA Capital Management GP, LLC, of which Peter Kolchinsky and Rajeev Shah are the managing members. Each of RA Capital Management, L.P., RA Capital Management GP, LLC, Mr. Kolchinsky and Mr. Shah may be deemed to have voting and investment power over the securities held by the RA Funds and the separately managed account. RA Capital Management, L.P., RA Capital Management GP, LLC, Mr. Kolchinsky and Mr. Shah disclaim beneficial ownership of such securities, except to the extent of any pecuniary interest therein. The principal business address of the persons and entities listed above is 200 Berkeley Street, 18th Floor, Boston, MA 02116. Based on information set forth in a Schedule 13D/A filed with the SEC on March 17, 2026.
(5)
Consists of (a) 3,461,165 shares held by Vestal Point Master Fund, LP (“Vestal Point Master Fund”), (b) 3,328,851 shares held by accounts separately managed by Vestal Point Capital, LP (“Vestal Point Capital”), (c) 1,365,356 shares issuable upon exercise of pre-funded warrants held by Vestal Point Master Fund and (d) 1,308,440 shares issuable upon exercise of pre-funded warrants held by accounts separately managed by Vestal Point Capital. Vestal Point Master Fund and the accounts separately managed by Vestal Point Capital are prohibited from exercising the pre-funded warrants they hold to the extent that such entities, together with their affiliates and other attribution parties, would, after such exercise, collectively beneficially own in excess of 9.99% of our outstanding common stock. The sole general partner of Vestal Point Master Fund is Vestal Point Partners GP, LLC. The managing member of Vestal Point Partners GP, LLC is Ryan Wilder. The sole general partner of Vestal Point Capital is Vestal Point Capital, LLC. The managing member of Vestal Point Capital, LLC is Mr. Wilder. As a result, Mr. Wilder may be deemed to have voting and investment power over the securities held by Vestal Point Master Fund and the accounts separately managed by Vestal Point Capital. Mr. Wilder disclaims beneficial ownership of such securities, except to the extent of his pecuniary interest therein. The address of the foregoing entities and Mr. Wilder is c/o Vestal Point Capital, LP, 632 Broadway, Suite 602, New York, NY 10012. Based, in part, on information set forth in a Schedule 13G filed on February 17, 2026.
(6)
Consists of (a) 235,405 shares of common stock owned by Mr. Cumbo and (b) 330,664 shares of common stock underlying options held by Mr. Cumbo that are exercisable as of March 31, 2026 or will become exercisable within 60 days after such date.
(7)
Consists of (a) 89,466 shares of common stock owned by Dr. Brooks and (b) 99,604 shares of common stock underlying options held by Dr. Brooks that are exercisable as of March 31, 2026 or will become exercisable within 60 days after such date.
(8)
Consists of (a) 105,077 shares of common stock owned by Mr. Howton and (b) 155,288 shares of common stock underlying options held by Mr. Howton that are exercisable as of March 31, 2026 or will become exercisable within 60 days after such date.
(9)
Consists of (a) 134,705 shares of common stock owned by Mr. Smith, (b) 230,557 shares of common stock underlying options held by Mr. Smith that are exercisable as of March 31, 2026 or will become exercisable within 60 days after such date and (c) 3,441 shares of common stock underlying RSUs held by Mr. Smith that will vest within 60 days after such date.
(10)
Consists of (a) 3,584 shares of common stock owned by Dr. Freed and (b) 65,430 shares of common stock underlying options held by Dr. Freed that are exercisable as of March 31, 2026 or will become exercisable within 60 days after such date.
(11)
Consists of (a) 95,255 shares held by Mr. Ganot as an individual, (b) 4,042 shares held by Mr. Ganot and Ms. Ganot as joint tenants with right of survivorship, (c) 19,394 shares held by Mr. Adam Ganot and Ms. Ganot and their successors, as trustees for the Ilan Ganot 2017 Irrevocable Trust, (d) 150,316 shares of common stock underlying options held by Mr. Ganot that are exercisable as of March 31, 2026 or will become exercisable within 60 days after such date, (e) 27,474 shares held by Ms. Ganot, and (f) 23,973 shares of common stock underlying options held by Ms. Ganot that are exercisable as of March 31, 2026 or will become exercisable within 60 days after such date.
(12)
Consists of (a) 2,960 shares of common stock owned by Dr. Kahn, and (b) 62,432 shares of common stock underlying options held by Dr. Kahn that are exercisable as of March 31, 2026 or will become exercisable within 60 days after such date.
(13)
Consists of 59,766 shares of common stock underlying options held by Dr. Keresty that are exercisable as of March 31, 2026 or will become exercisable within 60 days after such date.
(14)
Consists of (a) 4,150 shares of common stock owned by Dr. Nagendran and (b) 63,765 shares of common stock underlying options held by Dr. Nagendran that are exercisable as of March 31, 2026 or will become exercisable within 60 days after such date.
(15)
Consists of 62,432 shares of common stock underlying options held by Mr. Stone that are exercisable as of March 31, 2026 or will become exercisable within 60 days after such date. Mr. Stone is Chief Investment Officer of Perceptive Advisors LLC. Mr. Stone disclaims beneficial ownership of the shares held by Perceptive. The address of Mr. Stone is 51 Astor Place, 10th Floor, New York, NY 10003.
(16)
Consists of 62,432 shares of common stock underlying options held by Ms. Sullivan that are exercisable as of March 31, 2026 or will become exercisable within 60 days after such date.

(17)
Includes (a) 1,688,914 shares of common stock underlying options that are exercisable as of March 31, 2026 or will become exercisable within 60 days after such date and (b) 3,441 shares of common stock underlying RSUs that will vest within 60 days after March 31, 2026.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policy for Approval of Related-Person Transactions

We have adopted a written related-person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related-person transaction,” the related person must report the proposed related-person transaction to our general counsel. The policy calls for the proposed related-person transaction to be reviewed by and if deemed appropriate approved by, the audit committee of our Board of Directors. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review and, in its discretion, may ratify the related-person transaction. The policy also permits the chair of the audit committee to review, and if deemed appropriate approve, proposed related-person transactions that arise between audit committee meetings, subject to ratification by the audit committee at its next meeting. Any related-person transactions that are ongoing in nature will be reviewed annually.

A related-person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the committee will review and consider:

•
the related person’s interest in the related-person transaction;
•
the approximate dollar amount involved in the related-person transaction;
•
the approximate dollar amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
•
whether the transaction was undertaken in the ordinary course of our business;
•
whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;
•
the purpose of, and the potential benefits to us of, the related-person transaction; and
•
any other information regarding the related-person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The audit committee may approve or ratify the transaction only if the audit committee determines that, under all of the circumstances, the transaction is not inconsistent with our best interests. The audit committee may impose any conditions on the related-person transaction that it deems appropriate.

The policy provides that transactions involving compensation of executive officers will be reviewed and approved by the compensation committee of our Board of Directors in the manner specified in its charter.

Related Person Transactions

In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Corporate Governance—Non-Employee Director Compensation,” we describe transactions since January 1, 2024 to which we have been or will be a participant, in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of our total assets at year end for each of the last two completed fiscal years and in which any of our directors, executive officers or beneficial holders of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Amended and Restated Registration Rights Agreement

We are party to an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), dated March 29, 2017, with certain of our stockholders (the “Investors”), which includes holders of more than 5% of our voting securities and entities affiliated with certain of our directors. The Registration Rights Agreement provides the Investors the right, subject to certain conditions, to demand that we file a registration statement or to request that their shares be covered by a registration statement that we are otherwise filing.

February 2025 Underwritten Registered Offering

On February 19, 2025, we closed an underwritten offering in which we issued and sold an aggregate of 35,739,810 shares of our common stock at a price per share of $4.03 and pre-funded warrants to purchase 13,888,340 shares of our common stock at a price per warrant of $4.029, before expenses and underwriting discounts and commissions. We received aggregate net proceeds of approximately $187.5 million, after deducting expenses and underwriting discounts and commissions. The number of shares that our holders of more than 5% of our voting securities purchased and the aggregate purchase price paid for such shares is set forth in the table below.

Purchaser(1)	Pre-Funded Warrants Purchased (#)	Aggregate Purchase Price for Pre-Funded Warrants ($)	Shares of Common Stock Purchased (#)	Aggregate Purchase Price for Shares ($)
BCLS II Investco, LP	6,444,170	25,963,561	1,000,000	4,030,000
Perceptive Life Sciences Master Fund, Ltd.	—	—	5,000,000	20,150,000
RA Capital Healthcare Fund, LP	3,722,085	14,996,281	—	—
Adage Capital Partners, L.P.	—	—	2,481,400	10,000,042
Invus Public Equities, L.P.	—	—	3,722,100	15,000,063
Vestal Point Capital, LP	—	—	1,488,850	6,000,066

(1)
See “Principal Stockholders” above for more information about the shares held by certain of the identified entities.

March 2026 Private Placement

On March 9, 2026, we entered into a securities purchase agreement with respect to the private placement of an aggregate of 14,973,257 shares of our common stock at a price of $5.61 per share, and, to investors in lieu of shares, pre-funded warrants to purchase 27,807,482 shares of our common stock, at a price of $5.609 per pre-funded warrant. We received approximately $226.4 million in aggregate net proceeds from the private placement, after deducting estimated offering costs. The number of shares and pre-funded warrants purchased by the holders of more than 5% of our voting securities at the time of the private placement and the aggregate purchase price paid for such shares is set forth in the table below.

Purchaser(1)	Shares of Common Stock Purchased (#)	Pre-Funded Warrants Purchased (#)	Aggregate Purchase Price for Shares ($)
Perceptive Life Sciences Master Fund, Ltd.	—	8,912,655	49,991,082
Bain Capital Life Sciences Opportunities IV, L.P.	—	5,347,593	29,994,649
RA Capital Healthcare Fund, LP	—	4,456,327	24,995,538
Invus Public Equities, L.P. and affiliated entities	—	4,278,074	23,995,717
Entities associated with Vestal Point Capital, LP	—	2,673,796	14,997,322

(1)
See “Principal Stockholders” above for more information about the shares held by the identified entities.

January 2024 Private Placement

On January 8, 2024, we entered into a securities purchase agreement with respect to the private placement of an aggregate of 16,973,103 shares of our common stock at a price of $5.53 per share, and, to one investor in lieu of shares, pre-funded warrants to purchase 2,712,478 shares of our common stock, at a price of $5.529 per pre-funded warrant. We received $103.7 million in aggregate net proceeds from the private placement, after deducting offering costs. The number of shares purchased by the holders of more than 5% of our voting securities at the time of the private placement and the aggregate purchase price paid for such shares is set forth in the table below.

Name(1)	Shares of Common Stock Purchased (#)	Purchase Price ($)
Perceptive Life Sciences Master Fund, Ltd.	3,410,713	18,861,243
Adage Capital Partners, L.P.	2,712,478	15,000,003
Deerfield Partners, L.P.	2,260,398	12,500,001
Invus Public Equities, L.P.	1,808,319	10,000,004
RA Capital Healthcare Fund, L.P.	904,160	5,000,005
BCLS II Equity Opportunities, LP	904,160	5,000,005

(1)
See “Principal Stockholders” above for more information about the shares held by certain of the identified entities.

Arrangements with Ilan Ganot

Mr. Ganot is a member of our Board of Directors and served as our President and Chief Executive Officer until December 2022. On September 29, 2022, we entered into an Executive Transition and Separation Agreement with Mr. Ganot (the “Ganot Transition Agreement”), which became effective as of December 2, 2022 (such date, the “Separation Date”). Pursuant to the Ganot Transition Agreement, Mr. Ganot was entitled to (1) continued payment of his base salary, in accordance with our regular payroll procedures, for a period of 18 months from the Separation Date (an aggregate of $868,050) and (2) provided he was eligible for and timely elected to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 18 months following the Separation Date. Mr. Ganot also received $477,427, less applicable taxes and withholdings, which is a lump sum payment equal to 150% of his target bonus for 2022.

We employ Ms. Ganot, one of our co-founders and the wife of Ilan Ganot, as our Senior Vice President, Patient Advocacy. For 2024 and 2025, Ms. Ganot received annual salary and bonus payments of $374,795 and $493,841, respectively. For 2026, we expect Ms. Ganot will receive annual salary and bonus payments of less than $500,000 in the aggregate. In February 2024, January 2025, August 2025 and January 2026, we granted (i) RSUs with respect to 19,444 shares of our common stock, (ii) RSUs with respect to 60,000 shares of our common stock, (iii) an option to purchase 37,500 shares of our common stock and RSUs with respect to 18,750 shares of our common stock, and (iv) an option to purchase 70,900 shares of our common stock and RSUs with respect to 35,450 shares of our common stock respectively, to Ms. Ganot relating to her service as our employee. The options and RSUs granted in August 2025 to Ms. Ganot vest with respect to 50% of the original number of shares vesting on the second anniversary of the grant date and 25% of the original number of shares annually thereafter until the fourth anniversary of the grant date. The options granted in January 2025, August 2025 and January 2026 to Ms. Ganot vest over a term of four years, with 25% of the original number of shares vesting on the first anniversary of the applicable grant date and 2.0833% of the original number of shares on the first day of each calendar month thereafter until the fourth anniversary of the applicable grant date. The RSUs granted to Ms. Ganot vest in equal annual installments over a term of four years from the applicable grant date.

For further information about the compensation received by Mr. Ganot in 2025, see “Corporate Governance—Non-Employee Director Compensation.”

Arrangements with Carl Morris

Carl Morris served as our Chief Scientific Officer, Neuromuscular until July 14, 2023 (the “Morris Separation Date”). On May 22, 2023, we entered into an executive transition and separation agreement with Dr. Morris (the “Morris Transition and Separation Agreement”).

Pursuant to the Morris Transition and Separation Agreement, Dr. Morris was entitled to receive all unpaid base salary earned through the Morris Separation Date, any amounts for accrued unused paid time off to which he was entitled through such date in accordance with our policy, and reimbursement of any properly incurred unreimbursed business expenses incurred through such date. In addition, contingent on his providing a release of claims, Dr. Morris was entitled to (1) severance equal to a year’s base salary, paid ratably over 12 months from the Morris Separation Date (an aggregate of $430,500), (2)

provided he was eligible for and timely elected to continue receiving group health insurance under COBRA, payment by us of the portion of health coverage premiums that we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 12 months following the Morris Separation Date, and (3) $172,200, less applicable taxes and withholdings, which is a lump sum payment equal to 100% of his target bonus for 2023.

Indemnification Agreements

We have entered into agreements to indemnify our directors and executive officers. These agreements require us, among other things, to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such persons in any action or proceeding, including any action by or in our right, on account of any services undertaken by any such person on behalf of our company or that person’s status as a member of our Board of Directors to the maximum extent allowed under Delaware law.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Based solely on a review of our records and representations made by the persons required to file these reports, we believe all directors, executive officers, and 10% owners timely filed all reports regarding transactions in our securities required to be filed by Section 16(a) under the Exchange Act for the fiscal year ended December 31, 2025, with the exception of Form 4s filed by Ilan Ganot, Alexander Cumbo, Jessie Hanrahan, Paul Herzich, Ty Howton, Gabriel Brooks, and Kevin Tan on February 11, 2025 to report the grant of RSUs on January 31, 2025 and a Form 4 filed by Georgia Keresty on June 18, 2025 to report the grant of stock options on June 12, 2025.

PROPOSAL NO. 3—RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

Stockholders are being asked to ratify the appointment by the audit committee of the Board of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026. PricewaterhouseCoopers LLP has served as the Company’s independent registered public accounting firm since 2017.

The audit committee is solely responsible for selecting the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Stockholder approval is not required to appoint PricewaterhouseCoopers LLP as our independent registered public accounting firm. However, the Board believes that submitting the appointment of PricewaterhouseCoopers LLP to the stockholders for ratification is good corporate governance. If stockholders do not ratify this appointment, the audit committee will reconsider whether to retain PricewaterhouseCoopers LLP. If the selection of PricewaterhouseCoopers LLP is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of the Company and its stockholders.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Audit Fees and Services

The following table represents aggregate fees billed to us by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2025 and 2024:

	2025	2024
Audit fees	$785,000	$752,500
Audit-related fees	—	—
Tax fees	70,691	67,160
All other fees	2,125	2,125
Total	$857,816	$821,785

The services rendered by PricewaterhouseCoopers LLP in connection with the fees presented above were as follows:

Audit Fees

Audit fees consist of fees billed for professional services for the audit of our annual consolidated financial statements, the review of interim consolidated financial statements, and related services that are normally provided in connection with registration statements.

Tax Fees

Tax fees consist of fees for professional services related to tax compliance and consultations.

All Other Fees

All other fees include license fees for web-based accounting research tools.

Pre-Approval Policies

The audit committee has not adopted policies and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm and, consequently, all audit and non-audit services are pre-approved by the whole audit committee or the chair of the audit committee. All fees for the fiscal years ended December 31, 2025 and 2024 were so pre-approved.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

PROPOSAL NO. 4—APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 240,000,000 TO 480,000,000

Background

We are asking our stockholders to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock. Our authorized capital stock presently consists of 240,000,000 shares of common stock, $0.001 par value per share (“common stock”), and 10,000,000 shares of preferred stock, $0.001 par value per share (“preferred stock”). On March 31, 2026, our Board approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to (i) increase the number of authorized shares of capital stock from 250,000,000 shares to 490,000,000 shares and (ii) increase the number of authorized shares of our common stock from 240,000,000 shares to 480,000,000 shares. The proposed amendment to our Certificate of Incorporation would not increase or otherwise affect our authorized preferred stock.

As of March 31, 2026, a total of 98,394,720 shares of common stock were issued and outstanding, no shares were held in treasury, and there were no shares of preferred stock issued or outstanding. As of March 31, 2026, there were (i) 1,555,642 PSUs outstanding under our equity incentive plans and arrangements, (ii) 5,314,517 time-based RSUs outstanding under our equity incentive plans and arrangements, (iii) options outstanding to purchase an aggregate of 6,129,390 shares of common stock under our equity incentive plans and arrangements and (iv) an aggregate of 9,412,791, 10,147 and 907,822 shares of common stock reserved for future grants or purchases under our 2020 Plan, 2024 Plan and the ESPP, respectively. Additionally, as of March 31, 2026, (i) an aggregate of 2,000 shares of common stock were reserved for issuance upon the exercise of outstanding warrants, (ii) an aggregate of 44,408,300 shares of common stock were reserved for issuance upon the exercise of outstanding pre-funded warrants and (iii) based on $7.20, the closing price per share of our common stock on The Nasdaq Global Select Market on March 31, 2026, an aggregate of up to 9,181,356 shares of common stock were reserved for sale and issuance pursuant to an “at-the-market offering” under the Amended and Restated Sales Agreement, dated March 13, 2024, by and between us and Jefferies LLC, as agent (the “Sales Agreement”). The actual number of shares that can be issued under the Sales Agreement will vary depending on the sales prices under the “at-the-market offering.” Accordingly, out of the 240,000,000 shares of common stock presently authorized, 175,316,685 shares were issued, subject to outstanding awards or reserved for issuance, and 64,683,315 shares of common stock are unreserved and remain available for future issuance as of March 31, 2026.

Overview of the Proposed Amendment

A copy of the amendment to our Certificate of Incorporation is attached as Appendix A to this proxy statement.

The proposed amendment provides that the first paragraph of Article IV of our Certificate of Incorporation be deleted in its entirety and replaced by the following in lieu thereof:

“The aggregate number of shares that the Corporation shall have authority to issue is 490,000,000 shares consisting of:

1.
480,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”); and
2.
10,000,000 shares of Preferred Stock, $0.001 par value per share (the “Preferred Stock”).”

The proposed amendment, if approved by our stockholders, would become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware.

Our Board reserves the right, notwithstanding stockholder approval and without further action by stockholders, to elect not to proceed with the proposed amendment if the Board determines that the proposed amendment is no longer in our best interests and the best interests of our stockholders.

If our stockholders approve the proposed amendment, subject to the discretion of our Board, we intend to file the Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware as soon as practicable after the Annual Meeting.

Rationale for the Proposed Amendment

Over the past several years, we have used shares of our common stock to, among other things, engage in financings or acquisitions, incentivize and compensate employees and other service providers and for other general corporate purposes. Our Board believes that it is in our best interests to increase the number of authorized shares of common stock in order to give us greater flexibility in considering and planning for potential business needs. The increase in the number of authorized but unissued shares of common stock would enable us, without the expense and delay of seeking stockholder approval, to issue shares from time to time as may be required for proper business purposes.

We anticipate that we may issue additional shares of common stock in the future in connection with one or more of the following:

•
our equity incentive plans;
•
financing transactions, such as public or private offerings of common stock or convertible securities;
•
licenses, partnerships, collaborations and other similar transactions;
•
strategic investments and transactions; and
•
other corporate purposes that have not yet been identified.

At this time, we do not have any plans, proposals or arrangements, written or oral, to issue any of the proposed additional authorized shares of common stock for general corporate or any other purposes. However, our Board believes that the availability of additional authorized shares of our common stock will afford us needed flexibility in acting upon financing transactions to strengthen our financial position and/or engaging in strategic activities without using cash. Unless required by applicable law or stock exchange rules, no further vote of the holders of common stock will be required with respect to any such transaction.

Potential Effects of the Proposed Amendment

The additional shares of common stock for which authorization is sought would be identical in powers, privileges and rights to the shares of common stock that are now authorized. Holders of common stock do not have preemptive rights to subscribe to additional securities that we may issue.

The issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our common stock or limit our ability to raise additional capital. Stockholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares relative to the total authorized shares of the Company than they presently own.

Our Board has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts. However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest or other attempt to obtain control.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 240,000,000 TO 480,000,000.

PROPOSAL NO. 5—ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act. Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years. At the 2024 annual meeting of stockholders, our stockholders approved, on an advisory, non-binding basis, an annual advisory vote on the compensation of our named executive officers. In accordance with the results of this vote, our Board determined to implement an advisory vote on the compensation of our named executive officers every year until the next vote in 2030 on the preferred frequency of such advisory votes.

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our stockholders.

The “Executive Compensation” section of this proxy statement beginning on page 24 describes in detail our executive compensation programs and the decisions made by our compensation committee and our Board of Directors with respect to the fiscal year ended December 31, 2025. Our executive compensation embodies a pay-for-performance philosophy that supports our business strategy, aligns the interests of our executives with our stockholders and promotes company performance. At the same time, we believe our program does not encourage excessive risk-taking by management. While we do not have a formal or informal policy for allocating between long-term and short-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation, we generally strive to provide our named executive officers with a mix of short-term and long-term incentive-based compensation to encourage consistently strong performance, and our Board of Directors and our compensation committee believe that this link between compensation and the achievement of our near- and long-term business goals has helped drive our performance over time.

Our Board of Directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in this proxy statement, is hereby approved.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not overrule any decision by the Company or our Board of Directors (or any committee thereof), create or imply any change to the fiduciary duties of the Company or our Board of Directors (or any committee thereof), or create or imply any additional fiduciary duties for the Company or our Board of Directors (or any committee thereof). However, our compensation committee and Board of Directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS BY VOTING “FOR” THIS PROPOSAL NO. 4.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the Notice or, if applicable, the annual report to stockholders and proxy statement, may have been sent to multiple stockholders who share an address, unless contrary instructions have been received. We will promptly deliver a separate copy of the Notice or, if applicable, the annual report to stockholders and proxy statement to you upon written or oral request to the Company at Solid Biosciences Inc., 500 Rutherford Avenue, 3rd Floor, Charlestown, Massachusetts 02129 Attention: Finance or (617) 337-4680. If you want to receive separate copies of the Notice, proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and telephone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2027 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than [●], 2026, which is 120 days prior to the first anniversary of the mailing date of the Notice. However, if the date of the 2027 annual meeting of stockholders is changed by more than 30 days from the anniversary of this year’s Annual Meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2027 annual meeting of stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement.

If a stockholder wishes to propose a nomination of persons for election to our Board or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 70 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which public disclosure of the date of such annual meeting was made. For stockholder proposals to be brought before the 2027 annual meeting of stockholders, the required notice must be received by our secretary at our principal executive offices no earlier than February 10, 2027 and no later than March 12, 2027.

In addition to satisfying the advance notice provisions in our bylaws relating to director nominations, including the earlier notice deadlines set out above, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Exchange Act must also provide notice that sets forth the information required by Rule 14a-19 no later than April 12, 2027. If the date of the 2027 annual meeting of stockholders changes by more than 30 days from the anniversary of this year’s Annual Meeting, such notice must instead be provided by the later of 60 days prior to the date of the 2027 annual meeting of stockholders or the 10th day following public announcement by the Company of the date of the 2027 annual meeting of stockholders.

Stockholder proposals should be addressed to Solid Biosciences Inc., 500 Rutherford Avenue, 3rd Floor, Charlestown, Massachusetts 02129, Attention: Secretary.

OTHER MATTERS

Our Board does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in this proxy statement intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

Appendix A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

SOLID BIOSCIENCES INC.

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

Solid Biosciences Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Certificate of Incorporation of the Corporation, as amended, and declaring said amendment to be advisable. The stockholders of the Corporation duly approved and adopted said proposed amendment at an annual meeting of stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:	That the first paragraph of Article IV of the Certificate of Incorporation of the Corporation, as amended, be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

“The aggregate number of shares that the Corporation shall have authority to issue is 490,000,000 shares consisting of:

1. 480,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”); and

2. 10,000,000 shares of Preferred Stock, $0.001 par value per share (the “Preferred Stock”).”

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Certificate of Amendment on this   day of      , 2026.

SOLID BIOSCIENCES INC.

By:
Alexander Cumbo
President and Chief Executive Officer

A-1

SOLID BIOSCIENCES INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SLDB2026 You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. There will be no physical location at which stockholders may attend this meeting. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL If you have received printed proxy materials, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V94768-P52296 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY SOLID BIOSCIENCES INC. The Board of Directors recommends you vote FOR each of the following director nominees: 1. Election of Class II Directors Nominees: 1a. 1b. 1c. Clare Kahn Adam Stone Lynne Sullivan For Withhold The Board of Directors recommends you vote FOR proposals 2, 3, 4, and 5. For Against Abstain 2. The ratification of the appointment of Ilan Ganot, on an advisory basis, to the Company's Board of Directors as a Class I Director to hold office until the 2028 annual meeting of stockholders. 3. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. 4. The approval of an amendment to the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company's common stock from 240,000,000 to 480,000,000. 5. The approval of an advisory vote on executive compensation. NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V94769-P52296 SOLID BIOSCIENCES INC. Annual Meeting of Stockholders June 10, 2026 8:00 AM Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) Alexander Cumbo, Kevin Tan and David Tyronne Howton, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent the undersigned and to vote, as designated on the reverse side, all of the shares of common stock of SOLID BIOSCIENCES INC. (the "Company") that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 8:00 AM Eastern Time on June 10, 2026, live online via webcast, and any adjournment or postponement thereof. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER ON ANY MATTER INCIDENTAL TO THE FOREGOING OR ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Continued and to be signed on reverse side